TREND AGGREGATION DIVIDEND AND INCOME FUND

Institutional Shares: TRDVX

TREND AGGREGATION GROWTH FUND

Institutional Shares: TRAGX

PROSPECTUS

April 19, 2018

This Prospectus provides important information about the Funds that you should know before investing. Please read it carefully and keep it for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY – TREND AGGREGATION DIVIDEND AND INCOME FUND	1
FUND SUMMARY – TREND AGGREGATION GROWTH FUND	6
ADDITIONAL INFORMATION ABOUT THE FUNDS’ PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	11
HOW TO BUY SHARES	17
HOW TO REDEEM SHARES	21
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES	25
VALUING FUND ASSETS	25
DIVIDENDS, DISTRIBUTIONS AND TAXES	26
MANAGEMENT OF THE FUNDS	26
PRIVACY POLICY	29
FOR MORE INFORMATION	31

FUND SUMMARY – TREND AGGREGATION DIVIDEND AND INCOME FUND

Investment Objective: The Fund's investment objective is to seek current income while maintaining a secondary emphasis on long-term capital appreciation and low volatility.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares
Management Fees	1.00%
Distribution (12b-1) Fees	0.00%
Other Expenses (including shareholder services fee applicable to Institutional Shares)(1)	1.00%
Acquired Fund Fees and Expenses(2)	0.12%
Total Annual Fund Operating Expenses	2.12%
Fee Waivers and/or Expense Reimbursements(3)	(0.50)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3)	1.62%

(1)	Estimated for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(3)	The Fund’s investment advisor, Tuttle Tactical Management, LLC (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.50%, of the Institutional Shares daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold, as applicable) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period

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only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$165	$616

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, the portfolio turnover rate for the last fiscal year is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by employing a tactical approach to obtain exposure to income-producing securities.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in dividend and other income producing securities. Dividend and income producing securities that the Fund may invest in include (i) dividend paying common stock; (ii) cash and cash equivalents including short-term treasury exchange traded funds (“ETFs”); and (iii) long-term treasury ETFs and inverse treasury ETFs. An inverse ETF is designed to produce daily returns, before the effect of fees and expenses, that are the opposite of the daily returns of a reference index. Under normal market conditions, the Fund expects to be primarily invested in dividend paying common stocks; however, depending on the signals of the Fund’s tactical trading models, the Fund may invest all or a large portion of its assets in cash and cash equivalents. The Advisor expects this tactical trading strategy will produce low return volatility by moving to cash or other defensive instruments when market conditions are unfavorable. Volatility is a statistical measure of the magnitude of changes in the Fund’s returns without regard to the direction of the returns.

The Fund invests in stocks of companies within the S&P 500 Index and expects to be invested primarily in large capitalization companies, although there is no specific limit on the capitalization of the companies in which the Fund may invest. The Fund defines large capitalization as at least $10 billion. From time to time the Fund may invest more than 15% of its total assets in one or more particular sectors, including the industrial, consumer discretionary, consumer staples, utility, REITs, health care, energy, and financial sectors.

The Fund’s investment adviser, Tuttle Tactical Management, LLC (the “Advisor”), utilizes a proprietary quantitative process to select companies for investment by the Fund. The Advisor creates a basket of dividend paying companies within the S&P 500 Index based upon analysis of the companies’ dividend growth, liquidity, sector diversity and potential for capital appreciation in near term. Tactical models are then applied to those securities within the basket and direct for investment in the securities by the Fund or for investment in cash and cash equivalents. Three tactical models implemented by the Advisor are:

• Trend Following---The trend following models seeks to identify strong sectors to buy and weak sectors to sell. Trend following is based on the idea that strong areas of the market will remain strong and weak areas will remain weak.

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• Mean Reversion---The mean reversion models look for strong sectors that appear overbought to sell and weak sectors that appear oversold to buy. Mean reversion is based on the idea that market sectors often become overextended on the upside and downside before ultimately snapping back to equilibrium.

• Intermarket Analysis---These models will analyze market sectors that are correlated or uncorrelated and look for divergences. These divergences often signal major market turning points.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Interest Rate Risk. Interest rate risk is the risk that fixed income prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities and durations tend to be more sensitive to interest rates than securities with shorter maturities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt instrument investments held by the Fund.

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Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Limited History of Operations Risk. The Fund is a new or relatively new mutual fund and has a limited history of operations for investors to evaluate.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results. The Advisor’s tactical investment management strategy, including the low volatility element, may not protect against declines, may tend to limit gains in up markets, may tend to increase transaction costs which may lead to losses or reduced gains. It may not be successful as a short-term strategy as it is subject to the Advisor’s ability to assess market conditions, including volatility, and execute related investment management techniques.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Portfolio Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Sector Focus Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Smaller Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Underlying Fund Risk. The ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing

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in the Fund. ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be illiquid or even halted under certain circumstances.

Performance: Because the Fund is a new fund and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-844-828-3203.

Advisor: Tuttle Tactical Management, LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: Matthew B. Tuttle, CFP, the Founder, Chief Executive Officer and Chief Investment Officer of the Advisor, is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Tuttle has served as portfolio manager since the Fund commenced operations in March 2018.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Institutional Shares is $1,000. For Institutional Shares, the minimum subsequent investment is $500 and the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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FUND SUMMARY –TREND AGGREGATION GROWTH FUND

Investment Objective: The Fund’s investment objective is to seek long-term capital appreciation while maintaining a secondary emphasis on capital preservation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the original purchase price or the net asset value of shares at the time of redemption)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None
Redemption Fee	None
Exchange Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares
Management Fees	1.00%
Distribution (12b-1) Fees	0.00%
Other Expenses (including shareholder services fee applicable to Institutional Shares)(1)	0.80%
Acquired Fund Fees & Expenses(2)	0.30%
Total Annual Fund Operating Expenses	2.10%
Fee Waivers and/or Expense Reimbursements(3)	(0.30)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3)	1.80%
(1)	Estimated for the current fiscal year.
(2)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.
(3)	The Fund’s investment advisor, Tuttle Tactical Management, LLC (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than 1.50%, of the Institutional Shares daily net assets, respectively, through April 30, 2019. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem (or you hold, as applicable) all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same and that the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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	1 Year	3 Years
Institutional Shares	$183	$629

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, the portfolio turnover rate for the last fiscal year is not available. In the future, the portfolio turnover rate for the most recent fiscal year will be provided here.

Principal Investment Strategy

The Fund seeks to achieve its investment objective by employing a tactical approach to obtain exposure to U.S. equity markets. Under normal market conditions, the Fund expects to invest primarily in common stock of growth companies traded on US exchanges, including American Depository Receipts, and in exchange traded funds (“ETFs”), including leveraged ETFs, that track major indices; however, depending on the Fund’s tactical trading models, the Fund may invest all or a significant portion of its assets in cash and cash equivalents, including treasury ETFs. The Fund may also invest in inverse ETFs for hedging purposes. An inverse ETF is designed to produce daily returns, before the effect of fees and expenses, that are the opposite of the daily returns of a reference index. A leveraged ETF is designed to produce daily returns, before the effect of fees and expenses, that are a multiple of the daily returns of a reference index.

The common stock held by the Fund may be of any market capitalization but is expected to be primarily invested in large capitalization companies. The Fund defines large capitalization as at least $10 billion. From time to time the Fund may invest more than 15% of its total assets in one or more particular sectors, including the industrial, consumer discretionary, consumer staples, utility, REITs, health care, energy, and financial sectors.

The Advisor utilizes a proprietary quantitative processes to create a basket of securities for investment by the Fund. To select stocks, the Advisor seeks to identify companies within the Nasdaq 100 Index and the S&P 500 Index that exhibit strong price momentum and earnings growth, or that are undervalued. The expected correlations of individual stocks price movements determines the allocation of the Fund’s assets between common stock and index ETFs. The higher the correlation between the individual stock the higher the allocation to index ETFs. Tactical models are then applied to those securities within the basket which direct for investment of the securities by the Fund or to direct for investment in cash and cash equivalents. Three tactical models implemented by the Advisor are:

• Trend Following---The trend following models seeks to identify strong sectors to buy and weak sectors to sell. Trend following is based on the idea that strong areas of the market will remain strong and weak areas will remain weak.

• Mean Reversion---The mean reversion models look for strong sectors that appear overbought to sell and weak sectors that appear oversold to buy. Mean reversion is based on the idea that market sectors often become overextended on the upside and downside before ultimately snapping back to equilibrium.

• Intermarket Analysis---These models will analyze market sectors that are correlated or uncorrelated and look for divergences. These divergences often signal major market turning points.

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The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Foreign Securities Risk. Since the Fund’s investments may include American Depository Receipts (“ADRs”), the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Interest Rate Risk. Interest rate risk is the risk that fixed income prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities and durations tend to be more sensitive to interest rates than securities with shorter maturities. Recently, interest rates have been historically low. Current conditions may result in a rise in interest rates, which in turn may result in a decline in the value of the debt instrument investments held by the Fund.

Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed

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Leveraged ETF Risk: Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs "reset" daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Limited History of Operations Risk. The Fund is a new or relatively new mutual fund and has a limited history of operations for investors to evaluate.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Medium (Mid) Capitalization Stock Risk. The earnings and prospects of mid-capitalization companies are more volatile than larger companies, they may experience higher failure rates than larger companies and normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Portfolio Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Sector Focus Risk. The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund's net asset value to fluctuate more than that of a fund that does not focus in a particular sector.

Smaller Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Underlying Fund Risk. The ETFs (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be illiquid or even halted under certain circumstances.

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Performance: Because the Fund is a new fund and does not yet have a full calendar year of investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of this Prospectus. Updated performance information will be available at no cost by calling 1-844-828-3203.

Advisor: Tuttle Tactical Management, LLC is the Fund’s investment advisor (the “Advisor”).

Portfolio Manager: Matthew B. Tuttle, CFP, the Founder, Chief Executive Officer and Chief Investment Officer of the Advisor, is primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Tuttle has served as portfolio manager since the Fund commenced operations in March 2018.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Institutional is $1,000. The minimum subsequent investment is $500. The minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

INVESTMENT OBJECTIVES

The investment objective of a Fund is non-fundamental and may be changed by the Board of Trustees without shareholder approval. If the Board decides to change a Fund’s investment objective, or the Trend Aggregation Dividend and Income Fund’s policy to invest at least 80% of its net assets, plus any borrowings for investment purposes, in dividend and other income producing securities, shareholders will be given 60 days’ advance notice.

Fund	Investment Objective
Trend Aggregation Dividend and Income Fund	The Fund's investment objective is to seek current income while maintaining a secondary emphasis on long-term capital appreciation and low volatility.
Trend Aggregation Growth Fund	The Fund’s investment objective is to seek long-term capital appreciation while maintaining a secondary emphasis on capital preservation.

PRINCIPAL INVESTMENT STRATEGIES

Trend Aggregation Dividend and Income Fund

The Fund seeks to achieve its investment objective by employing a tactical approach to obtain exposure to income-producing securities.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in dividend and other income producing securities. Dividend and income producing securities that the Fund may invest in include (i) dividend paying common stock; (ii) cash and cash equivalents including short-term treasury ETFs; and (iii) long-term treasury ETFs and inverse treasury ETFs. An inverse ETF is designed to produce daily returns, before the effect of fees and expenses, that are the opposite of the daily returns of a reference index. Under normal market conditions, the Fund expects to be primarily invested in dividend paying common stocks; however, depending on the signals of the Fund’s tactical trading models, the Fund may invest all or a large portion of its assets in cash and cash equivalents. The Advisor expects this tactical trading strategy will produce low return volatility by moving to cash or other defensive instruments when market conditions are unfavorable. Volatility is a statistical measure of the magnitude of changes in the Fund’s returns without regard to the direction of the returns.

The Fund invests in stocks of companies within the S&P 500 Index and expects to be invested primarily in large capitalization companies, although there is no specific limit on the capitalization of the companies in which the Fund may invest. The Fund defines large capitalization as at least $10 billion. From time to time the Fund may invest more than 15% of its total assets in one or more particular sectors, including the industrial, consumer discretionary, consumer staples, utility, REITs, health care, energy, and financial sectors.

The Fund’s investment adviser, Tuttle Tactical Management, LLC (the “Advisor”), utilizes a proprietary quantitative process to select companies for investment by the Fund. The Advisor creates a basket of dividend paying companies within the S&P 500 Index based upon analysis of the companies’ dividend growth, liquidity, sector diversity and potential for capital appreciation in near term. Tactical models are

11

then applied to those securities within the basket and direct for investment in the securities by the Fund or for investment in cash and cash equivalents. Multiple models are applied to each security in the basket to determine whether a long position, partially long position or cash position is taken. Three tactical models implemented by the Advisor are:

• Trend Following---The trend following models seeks to identify strong sectors to buy and weak sectors to sell. Trend following is based on the idea that strong areas of the market will remain strong and weak areas will remain weak.

• Mean Reversion---The mean reversion models look for strong sectors that appear overbought to sell and weak sectors that appear oversold to buy. Mean reversion is based on the idea that market sectors often become overextended on the upside and downside before ultimately snapping back to equilibrium.

• Intermarket Analysis---These models will analyze market sectors that are correlated or uncorrelated and look for divergences. These divergences often signal major market turning points.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Trend Aggregation Growth Fund

The Fund seeks to achieve its investment objective by employing a tactical approach to obtain exposure to U.S. equity markets. Under normal market conditions, the Fund expects to invest primarily in common stock of growth companies traded on US exchanges (including American Depository Receipts) and in ETFs, including leveraged ETFs, that track major indices; however, depending on the Fund’s tactical trading models, the Fund may invest all or a significant portion of its assets in cash and cash equivalents, including treasury ETFs. The Fund may also invest in inverse ETFs for hedging purposes. An inverse ETF is designed to produce daily returns, before the effect of fees and expenses, that are the opposite of the daily returns of a reference index. A leveraged ETF is designed to produce daily returns, before the effect of fees and expenses, that are a multiple of the daily returns of a reference index.

The common stock held by the Fund may be of any market capitalization but is expected to be primarily invested in large capitalization companies. The Fund defines large capitalization as at least $10 billion. From time to time the Fund may invest more than 15% of its total assets in one or more particular sectors, including the industrial, consumer discretionary, consumer staples, utility, REITs, health care, energy, and financial sectors.

The Advisor utilizes a proprietary quantitative processes to create a basket of securities for investment by the Fund. To select stocks, the Advisor seeks to identify companies within the Nasdaq 100 Index and the S&P 500 Index that exhibit strong price momentum and earnings growth, or that are undervalued. The expected correlations of individual stocks price movements determines the allocation of the Fund’s assets between common stock and index ETFs. The higher the correlation between the individual stock the higher the allocation to index ETFs. Tactical models are then applied to those securities within the basket which direct for investment of the securities by the Fund or to direct for investment in cash and cash equivalents. Multiple models are applied to each security in the basket to determine whether a long position, partially long position or cash position is taken. Three tactical models implemented by the Advisor are:

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• Trend Following---The trend following models seeks to identify strong sectors to buy and weak sectors to sell. Trend following is based on the idea that strong areas of the market will remain strong and weak areas will remain weak.

• Mean Reversion---The mean reversion models look for strong sectors that appear overbought to sell and weak sectors that appear oversold to buy. Mean reversion is based on the idea that market sectors often become overextended on the upside and downside before ultimately snapping back to equilibrium.

• Intermarket Analysis---These models will analyze market sectors that are correlated or uncorrelated and look for divergences. These divergences often signal major market turning points.

The Fund actively trades its portfolio investments, which may lead to higher transaction costs that may affect the Fund’s performance.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

Temporary Defensive Positions

From time to time, the Funds may take temporary defensive positions, which are inconsistent with the Funds’ principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. If a Fund invests in a money market fund, the shareholders of the Funds generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Funds will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market. The Fund also may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Principal Investment Risks

All mutual funds carry a certain amount of risk. As with any mutual fund, there is no guarantee that a Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. Each Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a complete investment program. An investment in the Fund is not a bank deposit or an obligation of any bank. It is not insured or guaranteed by the Federal Depository Insurance Corporation or any other government agency.

The following summarizes the principal risks of each Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund’s Fund Summary section of the Prospectus.

Risk	Trend Aggregation Income	Trend Aggregation Growth
Cash and Cash Equivalents Risk	X	X
Dividend Yield Risk	X
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Equity Security Risk	X	X
Foreign Securities Risk		X
Interest Rate Risk	X	X
Inverse ETF Risk	X	X
Leveraged ETF Risk		X
Limited History of Operations Risk	X	X
Management Risk	X	X
Market Risk	X	X
Medium (Mid) Capitalization Stock Risk	X	X
Non-Diversification Risk	X	X
Portfolio Turnover Risk	X	X
Sector Focus Risk	X	X
Smaller Capitalization Stock Risk	X	X
Underlying Fund Risk	X	X

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Dividend Yield Risk. While the Fund may hold securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends, thus reducing the yield of the Fund. Lower priced securities in the Fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may be worse than the market return of other investment strategies or the overall stock market.

Equity Security Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Foreign Securities Risk. Since the Fund’s investments may include ADRs, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies. Depository receipts maintain substantially the same risks as those associated with investments in foreign securities and may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities.

Interest Rate Risk: Interest rate risk is the risk that fixed income prices overall, including the prices of securities held by the Fund, will decline over short or even long periods of time due to rising interest rates. Securities with longer maturities and durations tend to be more sensitive to interest rates than securities with shorter maturities and durations. For example, if interest rates go up by 1.0%, the price of a 4% coupon bond will decrease by approximately 1.0% for a bond with 1 year to maturity and approximately 4.4% for a bond with 5 years to maturity and (b) the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage

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point and a portfolio with a duration of two years would be expected to fall approximately two percent if interest rates rose by one percentage point.

Inverse ETF Risk: Investing in inverse ETFs may result in increased volatility due to the funds’ possible use of short sales of securities and derivatives such as options and futures. The use of leverage by an ETF increases risk to the Fund. The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Leveraged ETF Risk: Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs “reset” daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time. The lack of a liquid market for these ETFs could decrease the Fund's share price.

Limited History of Operations Risk. The Fund is a new fund and has a limited history of operations for investors to evaluate. Investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategies, may be unable to implement certain of its investment strategies or may fail to attract sufficient assets, any of which could result in the Fund being liquidated and terminated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation. Mutual funds and their advisers are subject to restrictions and limitations imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code. As a result, the Advisor may not achieve its intended result in managing the Fund.

Management Risk. The Advisor's reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the Advisor’s tactical allocation of the Fund’s portfolio among its investments. The ability of the Fund to meet its investment objective is directly related to the Advisor's proprietary investment process. The Advisor's assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Advisor's investment strategy will produce the desired results.

(Trend Aggregation Dividend and Income Fund only) The Advisor’s tactical investment management strategy, including the low volatility element, may not protect against declines, may tend to limit gains in up markets, may tend to increase transaction costs which may lead to losses or reduced gains. It may not be successful as a short-term strategy as it is subject to the Advisor’s ability to assess market conditions, including volatility, and execute related investment management techniques.

Market Risk. Overall stock and bond market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Stocks and bonds involve the risk that they may never reach what the manager believes is their full market value, either because the market fails to recognize the security’s intrinsic worth or the manager misgauged that worth. They also may decline in price, even though, in theory, they are already undervalued.

Medium (Mid) Capitalization Stock Risk. To the extent the Fund invests in the stocks of midsized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. These companies may experience higher failure rates than larger companies. Mid-sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to

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selling pressures. Mid-sized companies may also have limited markets, product lines or financial resources and may lack management experience.

Non-diversification Risk. The Fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Portfolio Turnover Risk. The Fund may have portfolio turnover rates significantly in excess of 100%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Sector Focus Risk. Sector concentration risk is the possibility that securities within the same sector will decline in price due to sector-specific market or economic developments. If the Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Smaller Capitalization Stock Risk. To the extent the Fund invests in the stocks of smaller-sized companies, the Fund may be subject to additional risks. The earnings and prospects of these companies are more volatile than larger companies. Smaller-sized companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller-sized companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller-sized companies may have limited markets, product lines or financial resources and may lack management experience.

Underlying Funds Risk. Other investment companies including mutual funds and s (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the Advisor expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund. ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop; and (iii) market trading in the ETF may be illiquid or even halted under certain circumstances.

Portfolio Holdings Disclosure Policies

A description of the Funds’ policies regarding disclosure of the securities in each Fund’s portfolio is found in the Statement of Additional Information and on the Fund’s website at www.rationalmf.com.

Cybersecurity

The computer systems, networks and devices used by the Funds and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by

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unauthorized persons and security breaches. Despite the various protections utilized by the Funds and its service providers, systems, networks, or devices potentially can be breached. The Funds and their shareholders could be negatively impacted as a result of a cybersecurity breach.

Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes, or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Funds’ business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its NAV; impediments to trading; the inability of a Fund, the advisor, the Advisor and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.

Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.

HOW TO BUY SHARES

Purchasing Shares

You may buy shares on any business day. This includes any day that the Funds are open for business, other than weekends and days on which the New York Stock Exchange (“NYSE”) is closed, including the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

Each Fund calculates its net asset value (“NAV”) per share as of the close of regular trading on the NYSE every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Standard Time (“EST”). A Fund’s NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent.

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before 4:00 p.m. (EST) will be processed on that same day. Requests received after 4:00 p.m. EST will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

•         the name of the Fund and share class

•         the dollar amount of shares to be purchased

•         a completed purchase application or investment stub

•         check payable to the Fund

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Each Fund offers four classes of Shares: Class A Shares, Class C Shares, Institutional Shares and Class T shares. Only Institutional Shares are offered through this prospectus. Not all share classes may be available in all states.

Institutional Shares

•	No sales charges.
•	A non-Rule 12b-1 shareholder servicing fee of 0.25% of the Fund’s average daily net assets.

Distribution Plans

Each Fund has adopted a Distribution Plan (the “12b-1 Plan”) on behalf of Institutional Shares, which allows the Fund to pay fees to financial intermediaries (which may be paid through the Distributor) for the sale and distribution of these Shares. Pursuant to the Fund’s 12b-1 Plan, each Fund may finance from the assets of Institutional shares, certain activities or expenses that are intended primarily to result in the sale of Institutional.

The maximum Rule 12b-1 fee for Institutional Shares is 0.25% of the average daily net assets of the class of shares. However, the 12b-1 Plan has not been implemented for Institutional Shares and there are no plans to impose these fees.

Because these fees are paid out of the Funds’ assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to paying fees under the 12b-1 Plan, the Funds may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor or Distributor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Funds may waive or reduce the maximum amount of Rule 12b-1 fees they pay from time to time at their sole discretion. In addition, a financial intermediary (including the Distributor, the Advisor or their affiliates) may voluntarily waive or reduce any fees to which they may be entitled. From time to time, the Distributor may pay out of its reasonable profits and other resources (including those of its affiliates) advertising, marketing and other expenses for the benefit of the Funds

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan with respect to the Funds’ Institutional Shares. The Funds may pay Shareholder Services Fees up to 0.25% of the average daily NAV of Institutional Shares to financial intermediaries for providing shareholder assistance, maintaining shareholder accounts and communicating or facilitating purchases and redemptions of Shares.

Opening an Account

You may purchase shares directly through the Funds’ transfer agent or through a brokerage firm or other financial institution that has agreed to sell Fund shares. If you purchase shares through a brokerage firm or other financial institution, you may be charged a fee by the firm or institution.

If you are investing directly in a Fund for the first time, please call toll-free 1-844-828-3203 to request a Shareholder Account Application. You will need to establish an account before investing. Be sure to sign up for all the account options that you plan to take advantage of. For example, if you would like to

18

be able to redeem your shares by telephone, you should select this option on your Shareholder Account Application. Doing so when you open your account means that you will not need to complete additional paperwork later.

If you are purchasing through the Funds’ transfer agent, send the completed Shareholder Account Application and a check payable to the Fund to the following address:

Trend Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash, credit cards or third party checks will be accepted. A $20 fee will be charged against your account for any payment check returned to the transfer agent or for any incomplete electronic funds transfer, or for insufficient funds, stop payment, closed account or other reasons. If a check does not clear your bank or the Fund is unable to debit your pre-designated bank account on the day of purchase, the Funds reserve the right to cancel the purchase. If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase. Your investment in the Funds should be intended to serve as a long-term investment vehicle. The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market. The Fund reserves the right to reject any purchase request that it regards as disruptive to the efficient management of the Fund, which includes investors with a history of excessive trading. The Funds also reserve the right to stop offering shares at any time.

If you choose to pay by wire, you must call the Funds’ transfer agent, at 844-828-3203 to obtain instructions on how to set up your account and to obtain an account number and wire instructions.

Wire orders will be accepted only on a day on which the Funds, the custodian and the transfer agent are open for business. A wire purchase will not be considered made until the wired money and purchase order are received by the Funds. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. The Funds presently do not charge a fee for the receipt of wired funds, but it may charge shareholders for this service in the future.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Minimum Purchase Amount

The minimum initial purchase for each Fund’s Institutional Shares is $1,000. For Institutional Shares, the minimum subsequent investment is $500. For Institutional Shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50. The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts. Investment minimums may be higher or lower for investors purchasing shares through a brokerage firm or other financial institution. To the extent investments of individual investors are

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aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

Systematic Investment Program (“SIP”)

You may invest on a regular basis in Shares of the Funds through the SIP. To participate, you must open an account with the Trust by calling 844-828-3203, request and complete an application, and invest at least $50 at periodic intervals ($25 for Current Employees). Minimum initial and subsequent investment requirements may be different for accounts with your investment professional.

Once you have signed up for the SIP, the Trust will automatically withdraw money from your bank account and invest it as you specify. Your participation in the SIP may be canceled if you do not maintain sufficient funds in your bank account to pay for your investment.

Additional Investments

The minimum subsequent investment in each Fund is $500. You may purchase additional shares of a Fund by check or wire. Your bank wire should be sent as outlined above. You also may purchase Fund shares by making automatic periodic investments from your bank account. To use this feature, select the automatic investment option in the account application and provide the necessary information about the bank account from which your investments will be make. You may revoke your election to make automatic investments by calling 844-828-3203 or by writing to the Fund at:

Trend Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell to any person. If your electronic funds transfer is incomplete, payment is not completed due to insufficient funds, stop payment, closed account, a check does not clear your bank, or the Fund is unable to debit your predesignated bank account, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can, with notice, redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. The brokers and agents are authorized to receive purchase orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase orders on the Fund's behalf. The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a brokers authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

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Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Omnibus accounts typically provides the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker, to the Fund upon request. If the Fund becomes aware of market timing in an omnibus account, it will work with the broker maintaining the omnibus account to identify the shareholder engaging in the market timing activity. In addition, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders or if the Fund thinks that trading is abusive.

HOW TO REDEEM SHARES

You may redeem your shares on any business day. Redemption orders received in proper order by a Fund’s transfer agent or by a brokerage firm or other financial institution that sells Fund shares before 4:00 p.m. ET (or before the NYSE closes if the NYSE closes before 4:00 p.m. ET) will be effective at that day's NAV. Your brokerage firm or financial institution may have an earlier cut-off time.

You may redeem your shares in the Fund through brokers or agents who have entered into selling agreements with the Funds’ distributor. The brokers and agents are authorized to receive redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive redemption orders on the Fund's behalf. The Funds will be deemed to have received a redemption order when an authorized broker or, if applicable, a brokers authorized designee receives the order. You may be charged a fee if you use a broker or agent to redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors redeeming shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Shares of the Funds may be redeemed by mail or telephone. You may receive redemption payments in the form of a check or federal wire transfer, subject to any applicable redemption fee. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail. You may redeem any part of your account in a Fund at no charge by mail. Your request, in good order, should be addressed to:

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Trend Funds

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha NE 68130

“Good order” means your request for redemption must:

•	Include the Fund name and account number;
•	Include the account name(s) and address;
•	State the dollar amount or number of shares you wish to redeem; and
•	Be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered.

A Fund may require that the signatures be guaranteed if you request the redemption check be mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $50,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 844-828-3203 if you have questions. At the discretion of the Fund, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone. You may redeem any part of your account in a Fund by calling the transfer agent at 844-828-3203. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. A Fund, the transfer agent and the custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning a Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Redemption Fee. Currently, the Funds do not charge a redemption fee. Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund, may be either a pro rata payment of each of the securities held by the Fund or a representative sample of securities, and will be valued under the Fund’s NAV procedures. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

Additional Information. If you are not certain of the requirements for redemption please call the transfer agent at 844-828-3203. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the seventh calendar day following

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the receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of fund shares, any lines of credit and then from the sale of portfolio securities. Under certain circumstances, as described immediately above, redemption proceeds may be paid in kind rather than in cash. These redemption payment methods will be used in regular and stressed market conditions. You may be assessed a fee if the Funds incur bank charges because you request that the Fund re-issue a redemption check. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

Because each fund incurs certain fixed costs in maintaining shareholder accounts, the Funds may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Funds is less than $1,000 due to redemption, or such other minimum amount as the Funds may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

Exchanging Shares

On any business day when the NYSE is open, you may exchange Institutional Shares of a Fund for Institutional Shares of any other Trend Fund.

Additional Information

In order to exchange Shares of a Fund on a particular day, the Fund or its designated agent must receive your request before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) that day.

The Trust may terminate or modify the exchange privilege at any time. In the case of termination or material changes other than the elimination of applicable sales charges, you will be given 60 days prior notice. However, the Funds’ management or Advisor may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund and other shareholders. If this occurs, the Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Funds. (See “Frequent Trading Policies”)

An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, you may realize a short or long-term capital gain or loss. In addition, if you exchange shares of the Fund that imposes a sales charge into another Fund that imposes such a charge, there may be special tax consequences.

The SAI contains more information about exchanges.

Exchanging Institutional Shares

For Institutional Shares, the Trust makes exchanges at NAV (determined after the order is considered received) without a sales charge.

How to Exchange Shares

1.	Satisfy the minimum account balance requirements
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•	You must maintain the required minimum account balance in the Fund out of which you are exchanging Shares.
2.	Satisfy the minimum investment requirements
•	You must meet the minimum investment requirements of the Fund into which you are exchanging Shares.
3.	Call (You must have completed the appropriate section on your account application)
•	The Funds at 844-828-3203
•	Your Investment Professional

OR

Write

• Mutual Fund and Variable Insurance Trust

c/o Gemini Fund Services, LLC

17605 Wright Street, Suite 2

Omaha, NE 68130

4.	Provide the required information
•	Name of the Fund from which you wish to make the exchange (exchange OUT OF)
•	Specify the share class
•	Your account number
•	The name and address on your account (account registrations must be identical)
•	The dollar amount or number of Shares to be exchanged
•	Name of the Fund into which you wish to make the exchange (exchange INTO) — (Make sure this Fund offers the applicable class of shares)
•	Your signature (for written requests)

(For corporations, executors, administrators, trustees and guardians, and in certain other special circumstances, telephone exchanges will not be available and you will need a New Technology Medallion Signature Guarantee in order to make an exchange.)

Converting Shares

Shareholders of the Fund may elect on a voluntary basis to convert their shares in one class of the Fund into shares of a different class of the same Fund, subject to satisfying the eligibility requirements for investment in the new share class. Shares may only be converted into a share class with a lower expense

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ratio than the original share class. Shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Advisor or the Fund’s distributor may be automatically converted by the financial intermediary, without notice, to a share class with a lower expense ratio than the original share class, if such conversion is consistent with the fee-based or wrap fee program’s policies.

An investor may directly or through his or her financial intermediary contact the Fund to request a voluntary conversion between share classes of the same Fund as described above. You may be required to provide sufficient information to establish eligibility to convert to the new share class. All permissible conversions will be made on the basis of the relevant NAVs of the two classes without the imposition of any sales load, redemption fee or other charge. A share conversion within the Fund will not result in a capital gain or loss for federal income tax purposes. The Fund may change, suspend or terminate this conversion feature at any time.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

The Advisor and/or its affiliates may pay out of their own profits and reasonable resources amounts (including items of material value) to certain financial intermediaries that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediaries or their employees or associated persons to recommend or sell Shares of a Fund to you. These payments are not reflected in the fees and expenses listed in the fee table section of the Fund’s Prospectus because they are not paid by the Funds.

These payments are negotiated and may be based on such factors as the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary. These payments may be in addition to payments made by a Fund to the financial intermediary under a Rule 12b-1 Plan and/or shareholder service fees arrangement. You can ask your financial intermediary for information about any payments it receives from the Advisor, its affiliates, or the Fund and any services the financial intermediary provides. The Funds’ SAI contains additional information on the types of additional payments that may be paid.

VALUING FUND ASSETS

The Funds’ assets are generally valued at their market value. If market prices are not available or, in the Advisor’s opinion, market prices do not reflect fair value, or if an event occurs after the close of trading on the domestic exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor will value the Fund’s assets at their fair value according to policies approved by the Funds’ Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. In these cases, the Fund’s NAV will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. If a security, such as a small cap security, is so thinly traded that reliable market quotations are unavailable, the Advisor may need to price the security using fair value pricing guidelines. Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The Fund may use pricing services to determine market value. The Fund’s NAV is calculated based upon the NAV of the underlying investment companies in its portfolio, and the

25

prospectuses of those companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. Because the Fund may invest in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund does not price its shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist of both capital gains and dividend income. Each Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually.

The Funds declare, have ex-dates and pay dividends on investment income, if any, annually.

Taxes

In general, selling shares of a Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares. A Fund may produce capital gains even if it does not have income to distribute and performance has been poor.

Early each year, the Funds will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor’s tax circumstances are unique, please consult with your tax advisor about your investment.

MANAGEMENT OF THE FUND

Advisor

Tuttle Tactical Management, LLC (“Tuttle” or the “Advisor”), located at 155 Lockwood Road, Riverside, CT 06878, Inc. has been retained by the Trust under Management Agreements to act as the investment advisor to the Funds subject to the authority of the Board of Trustees. The Advisor oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment program. Under the terms of the management agreement, the Advisor is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and directing portfolio transactions.

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Portfolio Managers:

Matthew B. Tuttle, CFP is primarily responsible for the day-to-day management of the Funds.

Mr. Tuttle has served as the portfolio manager of the Funds since 2018. He is the Chief Executive Officer and Chief Investment Officer of the Advisor (since September 2012) and the Chief Executive Officer and Chief Investment Officer of Tuttle Wealth Management, LLC (since July 2005). Mr. Tuttle received his BA in Economics from Clark University and a MBA in Finance from Boston University.

The Statement of Additional Information provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of shares of the Funds.

Advisory Services

The Funds pay the Advisor management fees as a percentage of each Fund’s average daily net assets for its services as investment advisor as set forth in the chart below and the paragraphs that immediately follow:

Fund	Percentage of Average Daily Net Assets
Trend Aggregation Dividend and Income	1.00%
Trend Aggregation Growth	1.00%

Advisory Fees

The Advisor has contractually agreed, through April 30, 2019, to waive fees and/or reimburse expenses, but only to the extent necessary to maintain each Fund’s total annual operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; and extraordinary expenses) at a certain level. Fee waivers and expense reimbursements are subject to possible recapture from each Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if the Fund is able to make the repayment without exceeding the lesser of the expense limitation in effect at the time of the waiver, and any expense limits in place at the time of recapture and the repayment is approved by the Board of Trustees. The following table describes the expense limitation for each Fund.

Fund	Expense Limitation
Trend Aggregation Dividend and Income	1.50% of the average daily net assets of Institutional Shares of the Fund
Trend Aggregation Growth	1.50% of the average daily net assets of Institutional Shares of the Fund

The Funds may directly enter into agreements with financial intermediaries (which may include banks, brokers, securities dealers and other industry professionals) pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Each Fund, through its Rule 12b-1 distribution plan, or the fund’s respective Advisor (not the Fund) may also pay certain financial intermediaries a fee for providing distribution related services for each respective Fund’s shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. Please refer to the section of the Statement of Additional Information entitled “Additional Compensation to Financial Intermediaries” for more information.

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The Trust’s annual report to shareholders for the period ended December 31, 2017 contains discussions regarding the basis of the Board of Trustees’ approval of the management agreement with the Advisor for the Funds.

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PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

Rev. April 2016

WHAT DOES MUTUAL FUND & VARIABLE INSURANCE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

• Social Security number and wire transfer instructions

• account transactions and transaction history

• investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Mutual Fund & Variable Insurance Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund & Variable Insurance Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don't share
For joint marketing with other financial companies.	NO	We don't share
For our affiliates' everyday business purposes - information about your transactions and records.	NO	We don't share
For our affiliates' everyday business purposes - information about your credit worthiness.	NO	We don't share
For our affiliates to market to you	NO	We don't share
For non-affiliates to market to you	NO	We don't share

QUESTIONS?	Call 1-844-828-3203

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PRIVACY NOTICE

Mutual Fund & Variable Insurance Trust

What we do:
How does Mutual Fund & Variable Insurance Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund & Variable Insurance Trust collect my personal information?

We collect your personal information, for example, when you

• open an account or deposit money

• direct us to buy securities or direct us to sell your securities

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can't I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates' everyday business purposes – information about your creditworthiness.

• affiliates from using your information to market to you.

• sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. • Mutual Fund & Variable Insurance Trust has no affiliates.
Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

• Mutual Fund & Variable Insurance Trust doesn't share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Mutual Fund & Variable Insurance Trust doesn’t jointly market.

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FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. The annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s performance results as of the Fund’s latest annual fiscal year end.

Call the Fund at (844) 828-3203 to request free copies of the SAI, the annual report and the semi-annual report, to request other information about the Fund and to make shareholder inquiries. You may also obtain this information from the Fund’s internet site at www.rationalmf.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (the “SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You also may obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act File No. 811-5010

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STATEMENT OF ADDITIONAL INFORMATION

April 19, 2018

Mutual Fund and Variable Insurance Trust

Trend Aggregation Dividend and Income Fund

Institutional Shares: TRDVX

Trend Aggregation Growth Fund

Institutional Shares: TRAGX

(each a “Fund”, and collectively, the “Funds”)

17605 Wright Street

Omaha, Nebraska 68130

This Statement of Additional Information (SAI) contains information which may be of interest to investors in The Mutual Fund and Variable Insurance Trust (the “Trust”) but which is not included in the Prospectus for Institutional Shares for the Funds. This SAI is not a prospectus and is only authorized for distribution when accompanied or preceded by the Prospectus dated April 19, 2018 for Institutional Shares of each Fund. This SAI should be read together with the Prospectus. The SAI incorporates by reference the Funds’ Annual Report for the fiscal year ended December 31, 2017.

Copies of the Prospectus or the Annual Report may be obtained at no charge from the Trust by writing to the address above or calling 844-828-3203.

TABLE OF CONTENTS

TREND AGGREGATION DIVIDEND AND INCOME FUND	3
TREND AGGREGATION GROWTH FUND	3
INVESTMENT RESTRICTIONS	3
DISCLOSURE OF PORTFOLIO HOLDINGS	32
PRINCIPAL SHAREHOLDERS	37
ADVISOR	37
CODE OF ETHICS	39
TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR	40
CUSTODIAN	41
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
COUNSEL	41
DISTRIBUTOR	41
PROXY VOTING POLICY	43
PORTFOLIO TURNOVER	43
PORTFOLIO TRANSACTIONS	43
Purchase and Redemption of Shares	45
NET ASSET VALUE	47
TAX INFORMATION	48
FINANCIAL STATEMENTS	50

Appendix A—Investment Rating 51

Appendix B—Proxy Voting Policies and Procedures 54

TREND AGGREGATION DIVIDEND AND INCOME FUND

TREND AGGREGATION GROWTH FUND

The Trust is a Delaware statutory trust, which was formed on June 23, 2006. The Trust is registered under the 1940 Act, as an open-end management investment company. As of the date of this SAI, the Trust operates fourteen separate series or mutual funds – eleven retail portfolios and three variable annuity portfolios (the “VA Funds”), each with its own investment objective and strategy. The Funds described in this SAI are non-diversified. Much of the information contained in this SAI expands upon subjects discussed in the Funds’ Prospectus. No investment in units of beneficial interest (“Shares”) of a Fund should be made without first reading a Fund’s Prospectus.

Tuttle Tactical Management, LLC (the "Advisor"), acts as investment advisor to the Funds.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to the applicable class of that series and is entitled to such dividends and distributions out of income belonging to the applicable class of that series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any class of a series are borne by that class, and thus the net asset values per share of the classes may differ. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable.

The Funds have established four classes of shares: Class A, Class C, Class T and Institutional shares. As of the date of this SAI, the Funds only offer Institutional Shares. Each share class represents an interest in the same assets of the applicable Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees (“Trustees”) may classify and reclassify the shares of the Funds into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the applicable Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund. The investment restrictions pertain to each Fund unless otherwise noted. Except as discussed below, the Funds will consider the investments of underlying investment companies when determining compliance with its own policy on concentration.

The Funds:

(1)	May not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(2)	May issue senior securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(3)	May lend or borrow money to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(4)	May purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(5)	May underwrite securities to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.
(6)	May pledge, mortgage or hypothecate any of its assets to the extent permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

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If a restriction on a Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction.

With respect to investment limitation 3 above, if a Fund’s asset coverage falls below 300%, the Fund will reduce borrowing within 3 days in order to ensure that the Fund has 300% asset coverage.

The fundamental limitations of the Funds have been adopted to avoid wherever possible the necessity of shareholder meetings otherwise required by the 1940 Act. This recognizes the need to react quickly to changes in the law or new investment opportunities in the securities markets and the cost and time involved in obtaining shareholder approvals for diversely held investment companies. However, certain Funds also have adopted non-fundamental limitations, set forth below, which in some instances may be more restrictive than their fundamental limitations. Any changes in the Fund’s non-fundamental limitations will be communicated to the Fund’s shareholders prior to effectiveness.

“Concentration” is generally interpreted under the 1940 Act to refer to an investment of more than 25% of net assets in an industry or group of industries. The 1940 Act limits the ability of investment companies to borrow and lend money and to underwrite securities. The 1940 Act currently prohibits an open-end fund from issuing senior securities, as defined in the 1940 Act, except under very limited circumstances.

Additionally, the 1940 Act limits a Fund’s ability to borrow money, prohibiting the Fund from issuing senior securities, except a Fund may borrow from any bank provided that immediately after any such borrowing there is an asset coverage of at least 300% for all borrowings by a Fund and provided further, that in the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowing shall be at least 300%.

Regulatory Compliance. The Funds may follow non-fundamental operational policies that are more restrictive than the fundamental investment limitations, as set forth in the Prospectuses and this SAI, in order to comply with applicable laws and regulations, including the provisions of and regulations under the 1940 Act. Each Fund may change these operational policies to reflect changes in the laws and regulations without the approval of its shareholders.

OTHER INVESTMENT POLICIES

The following investment limitations are non-fundamental policies of the Funds:

(1)	The Funds will not invest more than 15% of net assets in securities for which there are legal or contractual restrictions on resale or other illiquid securities.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

The Prospectus for each Fund discusses the principal investment strategies of the Fund. Below you will find more detail about the types of investments and investment practices permitted by each Fund, including the underlying funds, including those which are not part of the Fund’s and/or underlying fund’s principal investment strategy. For the sake of convenience, the following generally refers to the Funds in the singular, but the disclosures apply to both Funds.

Adjustable Rate Notes and Variable and Floating Rate Instruments

Adjustable rate notes include variable rate notes and floating rate notes. For Money Market Fund purposes, a variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and that, upon such readjustment, can reasonably be expected to have a market value that approximates its amortized cost. The degree to which a variable rate note’s market value approximates its amortized cost subsequent to readjustment will depend on the frequency of the readjustment of the note’s interest rate and the length of time that must elapse before the next readjustment. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and that, at any time, can reasonably be expected to have a market value that approximates its amortized cost. Variable or floating rate securities may have provisions that allow them to be tendered back to remarketing agents at par value plus accrued interest. Liquidity for these securities is provided by irrevocable letters of credit and stand-by purchase agreements. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit or insured as to payment of principal and interest. A demand instrument with a demand notice period exceeding seven days may be considered illiquid if there is no secondary market for such security. Such security will

4

be subject to the Fund’s limitation governing investments in “illiquid” securities, unless such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days of the Fund’s demand. See “INVESTMENT RESTRICTIONS” below.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Continental Depositary Receipts (CDRs) and Global Depositary Receipts (GDRs)

ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as CDRs, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Asset-backed Securities (Non-mortgage)

Asset-backed securities are instruments secured by company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

The purchase of non-mortgage asset-backed securities raises risk considerations particular to the financing of the instruments underlying such securities. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to substantial prepayment risk, which may reduce the overall return to certificate holders. Nevertheless, principal prepayment rates tend not to vary as much in response to changes in interest rates and the short-term nature of the underlying car loans or other receivables tend to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

Certificates of Deposit

For a discussion of Certificates of Deposit, please see the “Money Market Instruments” discussion in this section.

Commercial Paper

For a discussion of Commercial Paper, please see the “Money Market Instruments” discussion in this section.

Common Stock

Common stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of liquidation. This right, however, is subordinate to that of preferred stockholders and any creditors, including holders of debt issued by the corporation. Owners of common stock are generally entitled to vote on important matters. A corporation may pay dividends on common stock.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock when, in the Advisor’s opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise the Fund may hold or trade convertible securities.

5

Corporate Debt (Including Bonds, Notes and Debentures)

Corporate debt includes any obligation of a corporation to repay a borrowed amount at maturity and usually to pay the holder interest at specific intervals. Corporate debt can have a long or short maturity and is often rated by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”). See “INVESTMENT RATINGS” below for a description of these ratings.

In addition, the credit risk of an issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Credit-Enhanced Securities

Credit-enhanced securities are securities whose credit rating has been enhanced, typically by the existence of a guarantee, letter of credit, insurance or unconditional demand feature. In most cases, the Advisor evaluates the credit quality and ratings of credit-enhanced securities based upon the financial condition and ratings of the party providing the credit enhancement (the “credit enhancer”) rather than the issuer. However, except where prohibited by Rule 2a-7 under the 1940 Act, credit-enhanced securities will not be treated as having been issued by the credit enhancer for diversification purposes, unless the Fund has invested more than 10% of its assets in securities issued, guaranteed or otherwise credit enhanced by the credit enhancer, in which case the securities will be treated as having been issued both by the issuer and the credit enhancer. The bankruptcy, receivership or default of the credit enhancer will adversely affect the quality and marketability of the underlying security. A default on the underlying security or other event that terminates a demand feature prior to its exercise will adversely affect the liquidity of the underlying security.

Defensive Investments

At times the Advisor may determine that conditions in securities markets may make pursuing the Fund’s principal investment strategies inconsistent with the best interests of the Fund’s shareholders. At such times, the Advisor may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund’s assets. In implementing these temporary “defensive” strategies, the Fund may temporarily place all or a portion of its assets in cash, U.S. Government securities, debt securities which the Advisor considers to be of comparable quality to the acceptable investments of the Fund and other investments which the Advisor considers consistent with such strategies.

Demand Notes

For a discussion of Demand Notes, please see the “Money Market Instruments” discussion in this section.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures, forwards and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts (such as swaps) require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Depending upon how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund’s exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. Over-the-counter (“OTC”) contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Equity Securities

Equity securities include both foreign and domestic common stocks, preferred stocks, securities convertible or exchangeable into common or preferred stocks, and other securities which the Advisor believes have common stock characteristics, such as rights and warrants.

Exchange-Traded Commodity Funds (“ETCFs”)

ETCFs invest in commodities, either directly or through derivative contracts and are treated as partnerships or grantor trusts for U.S. tax purposes. ETCFs may invest in a single commodity (such as gold) or manage a pool of derivative contracts that tracks a commodity index (such as the Dow Jones-AIG Commodity Index).

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Exchange-Traded Funds (“ETFs”)/Index-Based Securities and Ultrashort ETFs

The Funds may invest in ETFs or Index-based Securities and Ultrashort ETFs as an efficient means of carrying out their investment strategies. Index-based securities are often interests in a unit investment trust (“UIT”) that may be obtained from the UIT or purchased in the secondary market. ETFs may be structured as a UIT, but may also be structured as an open-end mutual fund. Ultrashort ETFs are exchange-traded funds which are designed to correspond to twice the inverse of the daily performance of an underlying index. Ultrashort ETFs invest in financial instruments (including derivatives) which the advisor to the Ultrashort ETF believes should, in combination, achieve such daily return characteristics. As with index-based securities, ETFs sell their interests directly or the interests may be purchased in a secondary market. ETFs, index-based securities and Ultrashort ETFs are traded on stock exchanges or on the over-the-counter market.

As with traditional mutual funds, ETFs and index-based securities charge asset-based fees, although these fees tend to be relatively low. ETFs and index-based securities do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell the shares.

A UIT will generally issue index-based securities in aggregations of 50,000 known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (Index Securities) of the applicable index (Index), (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit (Balancing Amount) designed to equalize the net asset value (“NAV”) of the Index and the NAV of a Portfolio Deposit. ETFs structured as mutual funds also issue large Creation Units in exchange for a basket of securities in a proportion similar to the current holdings of the ETF and/or a cash payment.

ETFs and index-based securities are not individually redeemable, except upon termination of the UIT or ETF. To redeem, the portfolio must accumulate enough index-based securities to reconstitute a Creation Unit (large aggregations of a particular index-based security). The liquidity of small holdings of ETFs and index-based securities, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

Fixed Income Securities

Fixed income securities include corporate debt securities, U.S. Government securities, mortgage-related securities, tax-exempt securities and any other securities which provide a stream of fixed payments to the holder.

Foreign Currency Options (also see “Options”)

Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market (so-called “OTC options”), although options on foreign currencies have recently been listed on several exchanges. Options will be purchased or written only when the Advisor believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

Purchases and sales of options may be used to increase current return. They are also used in connection with hedging transactions. See “Foreign Currency Transactions.” Writing covered call options on currencies may offset some of the costs of hedging against fluctuations in currency exchange rates. For transaction hedging purposes, the Fund may also purchase exchange-listed and OTC put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets. Options contracts are generally valued at the mean of the bid and asked price as reported on the highest-volume exchange (in terms of the number of option contracts traded for that issue) on which such options are traded.

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Foreign Currency Transactions and Foreign Exchange Contracts

Foreign currency transactions and foreign exchange contracts include purchasing and selling foreign currencies, entering into forward or futures contracts to purchase or sell foreign currencies (see “Forward Foreign Currency and Foreign Currency Futures Contracts”), and purchasing and selling options on foreign currencies (see “Foreign Currency Options”). Foreign currency transactions may be used to hedge against uncertainty in the level of future foreign currency exchange rates and to increase current return.

Purchases and sales of foreign currencies on a spot basis are used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.”

Transaction hedging involves entering into foreign currency transactions with respect to specific receivables or payables generally arising in connection with the purchase or sale of portfolio securities. Transaction hedging is used to “lock in” the U.S. dollar price of a security to be purchased or sold, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The goal is to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Position hedging involves entering into foreign currency transactions either to protect against: (i) a decline in the value of a foreign currency in which a security held or to be sold is denominated; or (ii) an increase in the value of a foreign currency in which a security to be purchased is denominated. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts.

Neither transaction nor position hedging eliminates fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which can be achieved at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result from the increase in the value of such currency.

Hedging transactions are subject to correlation risk due to the fact that the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be perfectly matched. This is because the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

Forward Foreign Currency and Foreign Currency Futures Contracts

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (“CFTC”), such as the New York Mercantile Exchange.

Forward foreign currency contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign currency contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Forward foreign currency contracts and foreign currency futures contracts can be used to increase current return. They are also used in connection with both “transaction hedging” and “position hedging.” See “Foreign Currency Transactions.”

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Among the risks of using foreign currency futures contracts is the fact that positions in these contracts (and any related options) may be closed out only on an exchange or board of trade which provides a secondary market. Although it is intended that any Fund using foreign currency futures contracts and related options will only purchase or sell them on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

In addition, it is impossible to forecast with precision the market value of a security at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the hedged portfolio security if the market value of such security exceeds the amount of foreign currency a Fund is obligated to deliver.

Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash or U.S. Treasury bills, or other permissible collateral, up to 5% of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming a Fund satisfies its contractual obligation.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin,” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying currency rises above the delivery price, the Fund’s position declines in value. The Fund then pays a broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract. Conversely, if the price of the underlying currency falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the currency underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or gain. Such closing transactions involve additional commission costs.

Foreign Government Securities

Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government’s full faith and credit.

Foreign Securities (including Emerging Markets)

Foreign securities are those securities which are issued by companies located outside the United States and principally traded in foreign markets. This includes equity and debt securities of foreign entities and obligations of foreign branches of U.S. and foreign banks. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign or domestic branches of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Bonds and Certificates of Deposit, and investments in Canadian Commercial Paper, foreign securities and europaper. In addition, the Funds may invest in depositary receipts. The Funds may also invest in securities issued or guaranteed by foreign corporations or foreign governments, their political subdivisions, agencies or instrumentalities and obligations of supranational entities such as the World Bank and the Asian Development Bank. Investment in foreign securities is subject to a number of special risks.

Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund’s assets invested in such securities may be affected favorably or unfavorably by currency exchange rates and exchange control regulation. Exchange rates with respect to certain currencies may be particularly volatile. Additionally, although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. For additional information see “Foreign Currency Transactions.”

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There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delays in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

A Fund may invest in the securities of emerging market issuers. Investing in emerging market securities involves risks which are in addition to the usual risks inherent in foreign investments. Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be traded internationally. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which the Fund’s securities are denominated may have a detrimental impact on a Fund.

Some countries with emerging securities markets have experienced substantial, and in some periods, extremely high, rates of inflation for many years. Inflation and rapid fluctuation in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some countries may differ favorably or unfavorably from the U.S. economy in such respects as rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency, number and depth of industries forming the economy’s base, governmental controls and investment restrictions that are subject to political change and balance of payments position. Further, there may be greater difficulties or restrictions with respect to investments made in emerging markets countries.

Emerging markets typically have substantially less volume than U.S. markets. In addition, securities in many such markets are less liquid, and their prices often are more volatile, than securities of comparable U.S. companies. Such markets often have different clearance and settlement procedures for securities transactions, and in some markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct transactions. Delays in settlement could result in temporary periods when assets may be uninvested. Settlement problems in emerging markets countries also could cause the Fund to miss attractive investment opportunities. Satisfactory custodial services may not be available in some emerging markets countries, which may result in the Fund incurring additional costs and delays in the transportation and custody of such securities.

Each Fund may invest in foreign securities.

Futures Contracts and Options on Futures Contracts

A futures contract is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery of a security at a specified future time and price. By purchasing futures (assuming a “long” position) a Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures (assuming a “short” position) it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on debt securities will be valued at the most recent settlement price, unless that price does not in the judgment of the Trustees reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Trustees. Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund’s sale and purchase obligations under closed-out positions will be performed at the termination of the contract. Futures contracts are considered to be commodity contracts.

Futures and options on futures are regulated by the CFTC.

Hedging by use of futures on debt securities seeks to establish more certainty than would otherwise be possible the effective rate of return on portfolio securities. A Fund may, for example, take a “short” position in the futures market by selling contracts for the future delivery of debt securities held by the Fund (or securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may be offset by appreciation in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures on debt securities. This would be done, for example, when the Advisor expects to purchase for a Fund particular securities when it has the necessary cash, but expects the rate of return available in the

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securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its corresponding reduction in yield), the increased cost to the Fund of purchasing the securities may be offset by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

Successful use by a Fund of futures contracts on debt securities is subject to the Advisor’s ability to predict correctly movements in the direction of interest rates and other factors affecting markets for debt securities. For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of debt securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily margin maintenance requirements. A Fund may have to sell securities at a time when it may be disadvantageous to do so.

A Fund may purchase and write put and call options on debt futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements, and, in addition, net option premiums received will be included as initial margin deposits. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchases of call or put options on a futures contract would result in a loss to a Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of debt securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

Margin payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations. Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying debt security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that the Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by purchasing and selling, to the

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extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to the Advisor’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction over a very short time period.

Other risks. Funds will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Index Futures Contracts and Options on Index Futures Contracts

A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (S&P 100) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (NYSE). The S&P 100 assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 were $180, one contract would be worth $18,000 (100 units X $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 at a specified future date at a contract price of $180 and the S&P 100 is at $184 on that future date, the Fund will gain $400 (100 units X gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 is at $182 on that future date, the Fund will lose $200 (100 units X loss of $2). A Fund may purchase or sell futures contracts with respect to any stock index. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

Purchases and sales of index futures may be used to hedge an investment. To hedge an investment successfully, however, a Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will have a significant correlation with movements in the prices of the Fund’s securities.

Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder assumes the underlying futures position and receives a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement is made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

As an alternative to purchasing call and put options on index futures contracts, a Fund may purchase put and call options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy, and the writer undertakes the obligation to sell, an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed

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exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The aggregate premium paid on all options on stock indices will not exceed 20% of a Fund’s total assets.

Exclusion From Regulation as a Commodity Pool Operator

The Advisor, with respect to the Funds, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and Rule 4.5 of the Commodity Futures Trading Commission promulgated thereunder, with respect to each of the Fund's operations. Accordingly, neither the Funds nor the Advisor is subject to registration or regulation as a commodity pool operator.

Inflation-Protected Securities

Inflation-protected securities are fixed-income securities whose principal value or interest rate is adjusted periodically according to changes in a specific price index (such as the Consumer Price Index for All Urban Consumers). If the price index falls (deflation), the principal value or interest rate of the securities will be adjusted downward, and, consequently, the interest payable on these securities will be reduced. U.S. Treasury Inflation-Protected Securities, also known as “TIPs,” are adjusted as to principal; repayment of the original principal upon maturity of the security is guaranteed if the security is purchased when originally issued. With respect to other types of inflation-protected securities that are adjusted to the principal amount, the adjusted principal value of the security repaid at maturity may be less than the original principal. Most other types of inflation-protected securities, however, are adjusted with respect to the interest rate, which has a minimum of 0%, and the principal value does not change.

Interests in Other Business Organizations

Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock. Limited partnerships are partnerships consisting of one or more general partners, by whom the business is conducted, and one or more limited partners who contribute capital to the partnership. Limited liability companies frequently consist of one or more managing members, by whom the business is conducted, and other members who contribute capital to the company. Limited partners and members of limited liability companies generally are not liable for the debts of the partnership beyond their capital contributions or commitments. Limited partners and non-managing members are not involved in the day-to-day management of the partnership or limited liability company. They receive income and capital gains from the partnership or company in accordance with the terms established in the partnership or operating agreement. Typical limited partnerships and limited liability companies are involved in real estate, oil and gas, and equipment leasing, but they also finance movies, research and development, and other projects.

For an organization classified as a partnership under the Code (including most limited partnerships and limited liabilities companies), each item of income, gain, loss, deduction and credit is not taxed at the partnership level but flows through with the same character to the partners or members. This allows the partnership to avoid double taxation.

A master limited partnership (“MLP”) is a publicly traded limited partnership or limited liability company. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded security. MLPs must limit their operations to avoid being taxed as corporations under the Code.

Investment Company Securities, including Money Market Mutual Funds

The Funds may invest in securities of other investment companies (“Acquired Funds”), including ETFs, as an efficient means of carrying out their investment policies and managing their uninvested cash. A Fund’s shareholders indirectly bear the expenses of the Acquired Funds in which a Fund invests.

Except under exemptive rules or relief from the Securities and Exchange Commission (“SEC”), a Fund may not invest more than 10% of its total assets at any one time in the shares of other investment companies (funds), 5% of its total assets in the shares of any one investment company, or own more than 3% of the shares of any one investment company. When a Fund invests in the shares of other investment companies, investment advisory and other fees will apply, and the investment’s yield will be reduced accordingly.

A Fund may invest their assets in common stocks and index-based securities. A Fund may also invest in ETFs, including index-based ETFs and Ultrashort ETFs that relate to real estate- or commodities-related business sectors. The shares of most index-based securities, including ETFs, are listed and traded on stock exchanges at market prices, although some shares may be redeemable at NAV for cash or securities. Index-based securities may be purchased in order to achieve exposure to a specific region, country or market sector, or for other reasons

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consistent with a Fund’s investment strategy. As with traditional investment companies, index-based securities charge asset-based fees, although these fees tend to be relatively low. Index-based securities generally do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell index-based securities.

Money Market Instruments

Except where otherwise noted, all of the Funds may, for temporary defensive or liquidity purposes, invest up to 100% of their assets in money market instruments.

Commercial Paper, Demand Notes, Variable Amount Demand Notes and Variable Amount Master Demand Notes

Consistent with its investment objective, policies, and restrictions, each Fund may invest in commercial paper (including commercial paper sold through private placements pursuant to Section 4(2) of the Securities Act of 1933) and variable amount master demand notes. Commercial paper consists of unsecured promissory notes issued by corporations normally having maturities of 270 days or less and rates of return which are fixed. These investments may include Canadian Commercial Paper, which is U.S. dollar denominated commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

Demand notes and variable rate demand notes (“VRDNs”) are unsecured, direct lending arrangements between a Fund, as the lender, and a corporation, financial institution, government agency, municipality or other entity.

VRDNs have interest rates which float or which are adjusted at regular intervals ranging from daily to annually. Although the VRDNs are not generally traded, a Fund may demand payment of principal and accrued interest according to its arrangement with the borrower (usually upon no more than seven days’ notice). VRDNs are, therefore, treated as maturing on the later of the next interest adjustment or the date on which a Fund may next demand payment. Some VRDNs are backed by bank letters of credit.

Each of the Funds may only invest in VRDNs which satisfy its credit requirements for commercial paper.

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. A variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of its interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

Other money market instruments may include: obligations (certificates of deposit, time deposits, bank master notes, and bankers’ acceptances) of thrift institutions, and savings and loans, provided that such institutions have total assets of $1 billion or more as shown on their last published financial statements at the time of investment; short-term corporate obligations rated within the three highest rating categories by an NRSRO (for example, at least A by S&P or A by Moody’s) at the time of investment, or, if not rated, determined by the Advisor to be of comparable quality; general obligations issued by the U.S. Government and backed by its full faith and credit, and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government (for example, obligations issued by Farmers Home Administration, Government National Mortgage Association, Federal Farm Credit Bank and Federal Housing Administration); receipts, including Treasury Receipts, Treasury Income Growth Receipts and Certificates of Accrual on Treasuries; repurchase agreements involving such obligations; money market funds, and foreign commercial paper.

Bank Obligations

Bank obligations are short-term obligations issued by U.S. and foreign banks, including bankers’ acceptances, certificates of deposit, time deposits and similar securities.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise that are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments in bankers’ acceptances will be limited to those guaranteed by domestic and foreign banks having, at the time of investment, total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements).

Certificates of Deposit and Time Deposits

Certificates of deposit and time deposits represent funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Investments in certificates of deposit and time deposits may include Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian

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Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian banks. All investments in certificates of deposit and time deposits will be limited to those (a) of domestic and foreign banks and savings and loan associations which, at the time of investment, have total assets of $1 billion or more (as of the date of the institution’s most recently published financial statements) or (b) the principal amount of which is insured by the Federal Deposit Insurance Corporation.

Mortgage Dollar Roll Transactions

A dollar roll transaction is a transaction through which a Fund sells certain of its securities to financial institutions such as banks and broker-dealers, and agrees to repurchase substantially similar securities at a mutually agreed upon date and price. At the time a Fund enters into a dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid assets consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to insure that such equivalent value is maintained at all times. Dollar roll agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Dollar roll agreements are considered to be borrowings by an investment company under the 1940 Act and, therefore, a form of leverage. A Fund may experience a negative impact on its net asset value NAV if interest rates rise during the term of a dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund’s liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.

Mortgage-related Securities

Mortgage-related securities are securities that, directly or indirectly, represent participations in, or are secured by and payable from, loans secured by real property. Mortgage-related securities include mortgage pass-through securities, adjustable rate mortgage securities and derivative securities such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage-related securities fall into three categories: (a) those issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, such as Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”); (b) those issued by non-governmental issuers that represent interests in, or are collateralized by, mortgage-related securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities; and (c) those issued by non-governmental issuers that represent an interest in, or are collateralized by, whole mortgage loans or mortgage-related securities without a government guarantee but usually with over-collateralization or some other form of private credit enhancement. Non-governmental issuers include originators of investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

There are a number of important differences both among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities themselves. “Ginnie Maes” are Mortgage Pass-Through Certificates issued by GNMA, which is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes are guaranteed as to the timely payment of principal and interest by GNMA and GNMA’s guarantee is backed by the full faith and credit of the U.S. Treasury. In addition, Ginnie Maes are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under GNMA’s guarantee. Mortgage-related securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as “Fannie Maes”) which are solely the obligations of the FNMA. FNMA is a government-sponsored organization. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA but are not backed by or entitled to the full faith and credit of the U.S. Treasury. Mortgage-related securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as “Freddie Macs” or “PCs”). The FHLMC is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the U.S. Treasury or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which Treasury has committed to provide funding to FNMA under specified circumstances. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

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Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. If a Fund purchases a mortgage-related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest-bearing securities, the prices of mortgage-related securities are inversely affected by changes in interest rates. However, though the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are prone to prepayment. For this and other reasons, a mortgage-related security’s effective maturity may be shortened by unscheduled prepayments on the underlying mortgages and, therefore, it is not possible to predict accurately the security’s return to the Fund. In addition, regular payments received in respect of mortgage-related securities include both interest and principal. No assurance can be given as to the return a Fund will receive when these amounts are reinvested.

Mortgage Pass-through Securities

Mortgage pass-through securities provide for the pass-through to investors of their pro-rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Adjustable Rate Mortgage Securities

Adjustable rate mortgage securities (“ARMS”) are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent that interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Reserve Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market levels and tend to be somewhat less volatile.

Derivative Mortgage Securities

Collateralized mortgage obligations are derivative mortgage securities and are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other mortgage-related securities. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other mortgage-related securities. Both are considered derivative mortgage securities and are collectively referred to as “CMOs.” Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multi-class pass-through security.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a “tranche,” is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

The principal and interest on the underlying mortgages may be allocated among the several tranches of a CMO in many ways. For example, certain tranches may have variable or floating interest rates and others may provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of a CMO, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. The yields on these tranches, which may include inverse floaters, stripped mortgage-backed securities, and Z tranches, discussed below, are generally higher than prevailing market yields on mortgage-related securities with similar maturities. As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.

An inverse floater is a CMO tranche with a coupon rate that moves inversely to a designated index, such as LIBOR (London Inter-Bank Offered Rate) or COFI (Cost of Funds Index). Like most other fixed income securities, the value of inverse floaters will decrease as interest

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rates increase. Inverse floaters, however, exhibit greater price volatility than the majority of mortgage pass- through securities or CMOs. Coupon rates on inverse floaters typically change at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while any drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters also exhibit extreme sensitivity to changes in prepayments. Inverse floaters would be purchased by a Fund in an attempt to protect against a reduction in the income earned on the Fund’s investments due to a decline in interest rates.

Z tranches of CMOs defer interest and principal payments until one or more other classes of the CMO have been paid in full. Interest accretes on the Z tranche, being added to principal, and is compounded through the accretion period. After the other classes have been paid in full, interest payments begin and continue through maturity. Z tranches have characteristics similar to zero coupon bonds. Like a zero coupon bond, during its accretion period a Z tranche has the advantage of eliminating the risk of reinvesting interest payments at lower rates during a period of declining market interest rates. At the same time, however, and also like a zero coupon bond, the market value of a Z tranche can be expected to fluctuate more widely with changes in market interest rates than would the market value of a tranche which pays interest currently. In addition, changes in prepayment rates on the underlying mortgage loans will affect the accretion period of a Z tranche, and therefore also will influence its market value.

Stripped mortgage-backed securities (“SMBSs”) may represent an interest solely in the principal repayments or solely in the interest payments on mortgage-backed securities. SMBSs are derivative multi-class securities. SMBSs are usually structured with two classes and receive different proportions of the interest and principal distributions on the pool of underlying mortgage-backed securities. Due to the possibility of prepayments on the underlying mortgages, SMBSs may be more interest-rate sensitive than other securities purchased. If prevailing interest rates fall below the level at which SMBSs were issued, there may be substantial prepayments on the underlying mortgages, leading to the relatively early prepayments of principal-only SMBSs (the principal-only or “PO” class) and a reduction in the amount of payments made to holders of interest-only SMBSs (the interest-only or “IO” class). Therefore, the IO class generally increases in value as interest rates rise and decreases in value as interest rates fall, counter to the PO class and to changes in value experienced by most fixed income securities. If the underlying mortgages experience slower than anticipated prepayments of principal, the yield on a PO class will be affected more severely than would be the case with a traditional mortgage-related security. Because the yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage-backed securities, it is possible that a Fund might not recover its original investment on interest-only SMBSs if there are substantial prepayments on the underlying mortgages. A Fund’s inability to fully recoup its investment in these securities as a result of a rapid rate of principal prepayments may occur even if the securities are rated AAA by an NRSRO. In view of these considerations, the Advisor intends to use these characteristics of interest-only SMBSs to reduce the effects of interest rate changes on the value of a Fund’s portfolio, while continuing to pursue current income.

Municipal Securities

Municipal securities generally include debt obligations (bonds, notes or commercial paper) issued by or on behalf of any of the 50 states and their political subdivisions, agencies and public authorities. The interest paid on municipal securities generally is tax-exempt. Municipal securities are issued to obtain funds for various public purposes, including the construction of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations or to obtain funds for general operating expenses. Municipal leases are issued by a state or local government to acquire equipment or facilities, the obligations of which are typically secured by the leased equipment or facilities.

Non-Investment Grade Securities

The fixed income securities rated below investment grade generally entail greater interest rate, liquidity and credit risks than investment grade securities.

Obligations of Supranational Entities

For a discussion of Obligations of Supranational Entities, please see the “Foreign Securities” discussion in this section.

Options

A call option gives the purchaser of the option the right to buy a security at a stated price from the writer (seller) of the option. A put option gives the purchaser of the option the right to sell a security at a stated price to the writer of the option. In a covered call option, during the option period the writer owns the security (or a comparable security sufficient to satisfy securities exchange requirements) which may be sold pursuant to the option. In a covered put option, the writer holds cash and/or short-term debt instruments sufficient in an amount equal to the exercise price of the option. In addition, a put or call option will be considered covered if and to the extent that some or all of the risk of the option has been offset by another option. A Fund may write combinations of covered puts and calls on the same underlying security.

In general, a Fund may write options in an attempt to increase returns or purchase options for hedging purposes.

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The premium received from writing a put or call option, increases a Fund’s return on the underlying security in the event that the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. A put option locks in the price at which a Fund may sell a security it holds, thus hedging against market declines and a call option locks in the price at which a Fund may purchase a security, thus hedging against inflation. Such protection is provided during the life of the put option since the Fund, as holder of the option, is able to sell the underlying security at the option’s exercise price regardless of any decline in the underlying security’s market price. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security substantially appreciates in value.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction, in which it purchases an offsetting option. A Fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner a Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs.

Those Funds that are authorized to write or purchase put and call options must cover such options.

The successful use of options depends on the ability of the Advisor to forecast interest rate and market movements. For example, if a Fund were to write a call option based on the Advisor’s expectation that the price of the underlying security will fall, but the price rises instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Advisor’s expectations that the price of the underlying security will rise, but the price falls instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, a Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not lose any of its investment in such security if the price does not change.

The use of options also involves the risk of imperfect correlation between movements in option prices and movements in the value of the underlying securities.

The effective use of options also depends on the Fund’s ability to terminate option positions at times when the Advisor deems it desirable to do so. Although a Fund will take an option position only if the Advisor believes there is a liquid secondary market for the option, there is no assurance that the Fund will be able to effect a closing transaction at any particular time or at an acceptable price.

A Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, a Fund may purchase and sell options in the OTC markets. A Fund’s ability to terminate options in the OTC market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would be unable to meet their obligations to a Fund. A Fund will, however, engage in OTC market transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of the Advisor, the pricing mechanism and liquidity of the OTC market is satisfactory and the participants are responsible parties likely to meet their contractual obligations.

If a secondary trading market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If

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an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as a purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options by holders who would be unable to deliver the underlying interest. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the Fund was unable either to acquire the underlying security or to sell the put option in the market.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premium may not reflect the current prices of the underlying interest in the United States.

An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, a Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when the Advisor believes it is inadvisable to do so.

Higher than anticipated trading activity or order flow or other unforeseen events might cause the Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict a Fund’s use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Trust and other clients of the Advisor may be considered such a group. These position limits may restrict the Trust’s ability to purchase or sell options on particular securities. Options which are not traded on national securities exchanges may be closed out only with the other party to the option transaction. For that reason, it may be more difficult to close out unlisted options than listed options. Furthermore, unlisted options are not subject to the protection afforded purchasers of listed options by the Options Clearing Corporation.

Preferred Stock

Preferred stock is a type of equity security which represents an ownership interest in a corporation and the right to a portion of the assets of the corporation in the event of a liquidation. This right, however, is subordinate to that of any creditors, including holders of debt issued by the corporation. Owners of preferred stock ordinarily do not have voting rights, but are entitled to dividends at a specified rate.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The real property and mortgages serving as investment vehicles for REITs may be either residential or commercial in nature and may include healthcare facilities. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. Such tax requirements limit a REIT’s ability to respond to changes in the commercial real estate market.

Investments in REITs are subject to the same risks as direct investments in real estate. Real estate values rise and fall in response to many factors, including local, regional and national economic conditions, the demand for rental property, and interest rates. In addition, REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

Repurchase Agreements

Repurchase agreements are agreements through which banks, broker-dealers and other financial institutions approved by the Trustees, sell securities (usually U.S. Government securities) to a Fund and agree to repurchase those securities at a specified price and time (usually not more than seven days from the original sale). The seller’s obligation to pay the repurchase price is secured by the securities to be repurchased. These securities are required to be held by the Fund, its custodian or a third-party custodian. In order to protect the Fund’s interest, collateral

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securities must have a value of at least 100% of the resale price at all times. (The seller must provide additional collateral in the event that this condition is not met). In general, the Advisor will require collateral securities to have a value of at least 102% of the resale price at the time the repurchase agreement is made. The collateral is marked to market on a daily basis, thus enabling the Advisor to determine when to request additional collateral from the seller.

If a seller defaults on its repurchase obligation, a Fund could realize a loss on the sale of the underlying securities to the extent that the proceeds of the sale (including accrued interest) are less than the resale price. In addition, even though the U.S. Bankruptcy Code provides protection to a Fund if the seller becomes bankrupt or insolvent, the Fund may suffer losses in such event.

Restricted and Illiquid Securities

Restricted securities are any securities which are subject to restriction on resale under federal securities law, including commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Illiquid securities are any securities for which there is a limited trading market and may, therefore, be difficult to sell at market value. Because restricted and illiquid securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to a Fund.

Section 4(a)(2) commercial paper is generally sold to institutional investors, such as mutual funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Advisor believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. Therefore, the Trust intends to treat these securities as liquid and not subject to the investment limitation applicable to illiquid securities.

Reverse Repurchase Agreements

Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements, provided such action is consistent with the Fund’s investment objective and fundamental investment restrictions. As a matter of non-fundamental policy, each Fund intends to limit total borrowings under reverse repurchase agreements to no more than 10% of the value of its total assets. Pursuant to a reverse repurchase agreement, a Fund will sell portfolio securities to financial institutions such as banks or to broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. A Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid assets consistent with the Fund’s investment objective having a value equal to 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that an equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

Securities Lending

In order to generate additional income, each of the Fund may lend its portfolio securities on a short-term basis to certain brokers, dealers or other financial institutions. In determining whether to lend to a particular broker, dealer or financial institution, the Advisor will consider all relevant facts and circumstances, including the size, creditworthiness and reputation of the borrower. Any loans made will be continuously secured by collateral in cash at least equal to 100% of the value of the securities on loan for the Funds. The Funds may each lend up to 33 ⅓% of their total assets. Such loans must be fully collateralized by cash, U.S. government obligations or other high-quality debt obligations and marked to market daily. Although the loan is fully collateralized, if the borrower defaults, a Fund could lose money.

While portfolio securities are on loan, the borrower will pay to the lending Fund any dividends or interest received on the securities. In addition, the Fund retains all or a portion of the interest received on investment of the collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the lending Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable a Fund to exercise voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell the securities.

One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

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Small Cap/Special Equity Situation Securities

Certain Funds may invest in the securities of small capitalization companies and companies in special equity situations. Companies are considered to have a small market capitalization if their capitalization is within the range of those companies in the S&P 600 SmallCap Index. Companies are considered to be experiencing special equity situations if they are experiencing unusual and possibly non-repetitive developments, such as mergers; acquisitions; spin-offs; liquidations; reorganizations; and new products, technology or management. These companies may offer greater opportunities for capital appreciation than larger, more established companies, but investment in such companies may involve certain special risks. These risks may be due to the greater business risks of small size, limited markets and financial resources, narrow product lines and frequent lack of depth in management. The securities of such companies are often traded in the over-the-counter market and may not be traded in volumes typical on a national securities exchange. Thus, the securities of such companies may be less liquid, and subject to more abrupt or erratic market movements than securities of larger, more established growth companies. Since a “special equity situation” may involve a significant change from a company’s past experiences, the uncertainties in the appraisal of the future value of the company’s equity securities and the risk of a possible decline in the value of the Fund’s investments are significant.

Tax-Exempt Commercial Paper and Tax-Exempt Securities

Tax-exempt commercial paper typically represents very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing. The obligations are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

Tax-exempt securities are debt obligations the interest on which is, in the opinion of bond counsel for the issuing governmental entity or agency, excluded from gross income for federal income tax purposes. Examples of tax-exempt securities include fixed and floating or variable rate municipal obligations, tax-exempt notes, certificates of participation, trust and partnership interests in municipal obligations, tax-exempt commercial paper, stand-by commitments and private activity bonds.

Tax-exempt securities are issued to obtain monies for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which tax-exempt securities may be issued include refunding outstanding obligations, obtaining monies for general operating expenses and to lend to other public institutions and facilities. The two principal classifications of tax-exempt securities are general obligation and limited obligation (or revenue) securities. General obligation securities are obligations involving the credit of an issuer possessing taxing power and are payable from the issuer’s general unrestricted revenues and not from any particular fund or source. The characteristics and methods of enforcement of general obligation securities vary according to the law applicable to the particular issuer.

Limited obligation securities are payable only from the revenues derived from a particular facility or class or facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, and generally are not payable from the unrestricted revenues of the issuer. Private activity bonds generally are limited obligation securities, the credit and quality of which are usually directly related to the credit of the private user of the facilities. Payment of principal of and interest on these bonds is the responsibility of the private user (and any guarantor).

Tax-exempt notes and tax-exempt commercial paper are generally used to provide for short-term capital needs, seasonal working capital needs of municipalities or to provide interim construction financing, and generally have maturities of one year or less. Tax-exempt notes include tax anticipation notes (“TANs”), revenue anticipation notes (“RANs”) and bond anticipation notes (“BANs”). TANs are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes. RANs are issued in expectation of receipt of other kinds of revenue, such as federal revenues or grants available under the federal revenue sharing programs. BANs are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes. Tax-exempt commercial paper is typically backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions and is actively traded.

Private activity bonds (sometimes called “industrial development bonds”) may be issued by or on behalf of public authorities to obtain funds to support certain privately owned or operated facilities. Because dividends attributable to interest on such bonds may not be tax exempt, it may not be desirable for an investor to purchase shares of a Fund which invests in private activity bonds, if such investor is a “substantial user” of facilities which are financed by private activity bonds or industrial development bonds or a “related person” of such a substantial user.

Tax-exempt securities may be purchased through the acquisition of certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on tax-exempt securities. In such arrangements, any discount accruing on a certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related tax-exempt securities must be exempt from federal income tax and applicable state income taxes to the same extent as interest on such tax-exempt securities, in the opinion of counsel to the initial seller of each such certificate or instrument.

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Tax-exempt securities may also be acquired by purchasing from banks participation interests in all or part of specific holdings of tax-exempt securities. Such participations may be backed in whole or in part by an irrevocable letter of credit or guarantee of the selling bank. A Fund will have the right to sell the interest back to the bank or other financial institutions and draw on the letter of credit on demand, generally on seven days’ notice, for all or any part of the Fund’s participation interest in the par value of the municipal obligation plus accrued interest. The Advisor will generally exercise the demand on a letter of credit only under the following circumstances: (1) upon default of any of the terms of the documents of the municipal obligation, (2) as needed to provide liquidity in order to meet redemptions, or (3) in order to maintain a high quality investment portfolio. The selling bank may receive a fee in connection with the arrangement. Banks and financial institutions are subject to extensive governmental regulations which may limit the amounts and types of loans and other financial commitments that may be made and interest rates and fees which may be charged. The profitability of banks and financial institutions is largely dependent upon the availability and cost of capital funds to finance lending operations under prevailing money market conditions. General economic conditions also play an important part in the operations of these entities and exposure to credit losses arising from possible financial difficulties of borrowers may affect the ability of a bank or financial institution to meet its obligations with respect to a participation interest. A Fund which purchases a participation interest must receive an opinion of counsel or a ruling of the Internal Revenue Service stating that interest earned by it on the tax-exempt securities in which it holds such participation interest is excluded from gross income for federal regular income tax purposes and applicable state income taxes.

Prices and yields on tax-exempt securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions in the market for tax-exempt obligations, the size of a particular offering, and the maturity of the obligation and ratings of particular issues, and are subject to change from time to time. Information about the financial condition of an issuer of tax-exempt bonds or notes may not be as extensive as that which is made available by corporations whose securities are publicly traded.

Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of tax-exempt securities. There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations to pay interest on and principal of their tax-exempt securities may be materially impaired or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for tax exempt obligations or certain segments thereof, or may materially affect the credit risk with respect to particular bonds or notes. Adverse economic, business, legal or political developments might affect all or a substantial portion of tax-exempt securities in the same manner. Obligations of issuers of tax-exempt securities are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Code, affecting the rights and remedies of creditors.

The Code imposes certain continuing requirements on issuers of tax-exempt securities regarding the use, expenditure and investment of bond proceeds and the payment of rebates to the United States of America. Failure by the issuer to comply subsequent to the issuance of tax-exempt bonds with certain of these requirements could cause interest on the bonds to become includable in gross income retroactive to the date of issuance.

Time Deposits

For a discussion of Time Deposits, please see the “Money Market Instruments” discussion in this section.

Treasury Receipts

For a discussion of Treasury Receipts, please see the “Money Market Instruments” discussion in this section.

Unit Investment Trusts

Unit Investment Trusts are a type of investment company, registered with the SEC under the 1940 Act, that purchases a fixed portfolio of income-producing securities, such as corporate, municipal, or government bonds, mortgage-backed securities, or preferred stock. Unit holders receive an undivided interest in both the principal and the income portion of the portfolio in proportion to the amount of capital they invest. The portfolio of securities remains fixed until all the securities mature and unit holders have recovered their principal. Certain exchange traded funds are organized as unit investment trusts.

U.S. Government Securities

U.S. Government securities are securities that are either issued or guaranteed as to payment of principal and interest by the U.S. Government, its agencies or instrumentalities. U.S. Government securities are limited to: direct obligations of the U.S. Treasury; such as bills, notes, and bonds of the U.S. Treasury, and notes, bonds, and discount notes of U.S. Government agencies or instrumentalities, including certain mortgage securities.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury.

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Other such obligations are only supported by: the issuer’s right to borrow an amount limited to a specific line of credit from the U.S. Treasury; the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. Some GSE securities are supported by the full faith and credit of the U.S. Government and some GSE securities are not. GSE securities backed by the full faith and credit of the U.S. Government include the Government National Mortgage Association, Small Business Administration, Farm Credit System Financial Assistance Corporation, Farmer’s Home Administration, Federal Financing Bank, General Services Administration, Department of Housing and Urban Development, Export-Import Bank, Overseas Private Investment Corporation, and Washington Metropolitan Area Transit Authority Bonds.

GSE securities, not backed by the full faith and credit of the U.S. Government but that receive support through federal subsidies, loans or other benefits include those issued by the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal National Mortgage Association (“FNMA”) and Tennessee Valley Authority in support of such obligations.

In September 2008, the U.S. Treasury announced that FNMA and FHLMC were placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. The conservatorship has no specified termination date. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which Treasury has committed to provide funding to FNMA under specified circumstances. There can be no assurance as to when or how the conservatorship will be terminated or whether FNMA or FHLMC will continue to exist following the conservatorship or what their respective business structures will be during or following the conservatorship. The FHFA, as conservator, has the power to repudiate any contract entered into by FNMA or FHLMC prior to its appointment if it determines that performance of the contract is burdensome and repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. Further, the FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. If FHFA were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party. FNMA also has entered into a senior preferred stock purchase agreement with the U.S. Department of the Treasury pursuant to which Treasury has committed to provide funding to FNMA under specified circumstances.

Certain other GSE securities are not backed by the full faith and credit of the U.S. Government and have no explicit financial support, including the Farm Credit System, Financing Corporation, and Resolution Funding Corporation.

Investors regard agency securities as having low credit risks, but not as low as Treasury securities. A Fund treats mortgage-backed securities guaranteed by a GSE as if issued or guaranteed by a federal agency. Although such a guarantee protects against credit risks, it does not reduce market and prepayment risks.

U.S. Treasury Obligations

For a discussion of U.S. Treasury Obligations, please see the “U.S. Government Securities” discussion above.

U.S. Treasury Security Futures Contracts and Options

U.S. Treasury security futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury securities futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury security futures contract at the specified option exercise price at any time during the period of the option. U.S. Treasury security futures contracts and options on such contracts may be used to hedge against movements in the value of tax-exempt securities.

Successful use of U.S. Treasury security futures contracts depends on the ability to predict the direction of interest rate movements and the effects of other factors on the value of debt securities. For example, the sale of U.S. Treasury security futures contracts is used to hedge against the possibility of an increase in interest rates which would adversely affect the value of tax-exempt securities held in a Fund’s portfolio. If, unexpectedly, the prices of the tax-exempt securities increase following a decline in interest rates, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements at a time when it may be disadvantageous to do so.

There is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities. For example, if a Fund has hedged against a decline in the values of tax-exempt securities held by it by selling U.S. Treasury securities futures and the value of U.S. Treasury securities subsequently increases while the value of its tax-exempt securities decreases, the Fund will incur losses on both its U.S. Treasury security futures contracts and its tax-exempt securities. The Advisor will seek to reduce this risk by monitoring movements in markets for U.S. Treasury security futures and options and for tax-exempt securities closely.

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Warrants

Warrants are basically options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than a year to twenty years or may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire as worthless. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

When-issued and Delayed Delivery Transactions

When-issued and delayed delivery transactions are arrangements through which a Fund purchases securities with payment and delivery scheduled for a future time. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the purchasing Fund sufficient to make payment for the securities are segregated on the Fund’s records at the trade date. These assets are then marked to market daily and maintained until the transaction has been settled. A seller’s failure to complete a transaction may cause a Fund to miss a desired price or yield. In addition, because of delayed settlement, a Fund may pay more than market value on the settlement date. The Advisor may choose to dispose of a commitment prior to settlement.

A Fund may invest up to 25% of its total assets in securities purchased on a when-issued or delayed delivery basis.

Zero-coupon Securities

Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the NAV of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the “corpus”) of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including TIGRS and CATS. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program, as established by the U.S. Treasury Department, is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities. When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately.

Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

INVESTMENT RISKS

There are many factors which may affect an investment in the Fund. The Fund’s principal risks are described in the Prospectus. Additional risk factors are outlined below.

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Active Trading Risk

Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund’s trading costs and may have an adverse impact on the Fund’s performance.

American Depository Receipts (“ADRs”) and Domestically Traded Foreign Securities Risk

Because the Fund (except the Money Market Funds) may invest in ADRs and other domestically traded securities of foreign companies, the Fund’s share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case. Foreign companies may not provide information as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign companies may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Advisor from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information concerning companies in the United States.

Asset-Backed Securities Risk

Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

Call Risk

Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price.

If a fixed income security is called, the Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

Class/Sector/Region Focus Risk

When the Fund invests more than 25% of its net assets in securities of issuers within a particular geographic region or business sector or asset class, such as real estate-related or commodities-related securities, it is subject to increased risk. Performance will generally depend on the region’s performance, which may differ in direction and degree from that of the overall stock market. In addition, financial, economic, business and political developments affecting the region or sector may have a greater effect on the Fund than it would on a fund that did not focus on the sector, asset class or region.

Correlation Risk

A number of factors may affect the Fund’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that the Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent the Fund from achieving its investment objective. A number of factors may adversely affect the Fund’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. The Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, the Fund may invest in securities or financial instruments not included in the index underlying its benchmark. The Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark.

Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Fund’s ability to meet their daily investment objective on that day. The Fund seeks to rebalance its portfolio daily to keep leverage consistent with the Fund’s daily investment objective.

Counterparty Risk

The value of the Fund’s investments may be adversely affected if a security’s credit rating is downgraded; an issuer of an investment held by the Fund fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy; or a counterparty to a derivatives or other transaction with the Fund files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Fund.

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Credit Enhancement Risk

The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.

A single bank, bond insurer or other enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest its assets in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.

Credit Risk

Credit risk is the possibility that an issuer may default on a security by failing to pay interest or principal when due. If an issuer defaults, the Funds will lose money.

Many fixed income securities receive credit ratings from NRSROs which assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Advisor’s credit assessment.

Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security’s spread may also increase if the security’s rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

Derivative Contracts and Hybrid Instruments Risk

The Fund’s investments in derivatives can significantly increase the Fund’s exposure to market risk or credit risk of the counterparty. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates and indices.

When a derivative or other instrument is used as a hedge against an offsetting position that the Fund also holds, any loss generated by that derivative or other instrument will be substantially offset by the gains on the hedged security, and vice versa. To the extent the Fund uses a derivative security or other instrument for purposes other than as a hedge, or, if the Fund hedges imperfectly, the Fund is directly exposed to the risks of that derivative or other instrument and the risk that any loss generated by that derivative or other instrument will not be offset by a gain.

Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this prospectus. Derivative contracts and hybrid instruments may also involve other risks described in the prospectus or this SAI, such as market, interest rate, credit, currency, liquidity and leverage risks.

Emerging Markets Risk

In addition to all of the risks of investing in foreign developed markets, emerging market securities involve risks attendant to less mature and stable governments and economies, such as lower trading volume, trading suspension, security price volatility, repatriation restrictions, government confiscation, inflation, deflation, currency devaluation and adverse government regulations of industries or markets. As a result of these risks, the prices of emerging market securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline, reducing the value of the Fund. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. The value of equity

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securities purchased by the Fund could decline if the financial condition of the companies in which the Fund is invested in declines or if overall market and economic conditions deteriorate.

Even Funds that invest in high quality or “blue chip” equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to changes in the marketplace.

The Fund may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of their investments, as well as periods of poor performance.

Exchange-Traded Commodity Funds (“ETCFs”) Risk

Commodities are tangible assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver. The values of ETCFs are highly dependent on the prices of the commodities in which they invest; however, most ETCFs utilize futures trading to implement their strategies, which may produce returns that differ from those that would result from owning the underlying commodity. The demand and supply of these commodities may fluctuate widely based on such factors as interest rates, investors’ expectations with respect to the rate of inflation, currency exchange rates, the production and cost levels of producing countries and/or forward selling by such producers, global or regional political, economic or financial events, purchases and sales by central banks, and trading activities by hedge funds and other commodity funds. ETCFs may use derivatives, such as futures, options and swaps, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of their trade will default). There may be times when the market price and NAV of an ETCF may vary significantly, and because the Fund buys and sells ETCFs at market price, it may pay more than NAV when buying an ETCF, and receive less than NAV when selling an ETCF. Additionally, an active trading market for an ETCF’s shares may not develop or be maintained. The trading of an ETCF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. Finally, the Fund incurs certain transaction costs in purchasing and selling ETCFs in the secondary market.

Exchange-Traded Funds/Index-Based Securities Risk

An investment in an ETF or index-based security generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies, and policies. The price of an ETF or index-based security can fluctuate up or down, and the Fund could lose money investing in an ETF or index-based security if the prices of the securities owned by the ETF or index-based security go down. In addition, ETFs and index-based securities may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s or index-based security's shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s or index-based security's shares may not develop or be maintained; or (iii) trading of an ETF’s or index-based security's shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or by the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) that halt stock trading generally. See also “Ultrashort ETFs Risk” for further discussion on ETF Risk.

Extension Risk

Extension risk is the possibility that rising interest rates may cause prepayments on underlying obligations to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.

Fee Layering Risk

Because the Funds may invest in underlying mutual funds or ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than the Fund that invests directly in individual securities.

Foreign Custodial Services and Related Investment Costs Risk

Foreign custodial services and other costs relating to investment in international securities markets are generally more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, particularly emerging markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss or theft of its assets.

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Foreign Investment/Currency Risk

Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risk. Investors in international or foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or widen losses. Exchange rates for currencies fluctuate daily. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair the fund’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. Finally, the value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to governmental collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These risks are greater in emerging markets. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

Government Intervention and Extreme Volatility Risk

In the past, instability in the financial markets led the United States Government and other governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations could take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Reduced liquidity may also result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. If they arise, these issues may have an adverse effect on the Fund.

In the wake of the financial crises that began in 2008, the Federal Reserve System attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. In addition, the Federal Reserve has purchased large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (the “quantitative easing program”). As a result, the United States is experiencing historically low interest rate levels. A low interest rate environment may have an adverse impact on the Fund’s ability to provide a positive yield to its shareholders and pay expenses out of Fund assets because of the low yields from the Fund’s portfolio investments.

However, continued economic recovery and the cessation of the quantitative easing program increase the risk that interest rates will rise in the near future and that the Fund will face a heightened level of interest rate risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and the Fund’s share price to decline or create difficulties for the Fund in disposing of investments. The Fund that invests in derivatives tied to fixed-income markets may be more substantially exposed to these risks than the Fund that does not invest in derivatives. If rising interest rates cause the Fund to lose enough value, the Fund could also face increased shareholder redemptions, which could force the Fund to liquidate its investments at disadvantageous times or prices, thereby adversely affecting the Fund. To the extent the Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and lower the Fund’s performance.

Hedging Risk

When a derivative (a security whose value is based on that of another security or index) is used as a hedge against an opposite position that a fund holds, any loss on the derivative should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can be an effective way to reduce a Fund’s risk, it may not always be possible to perfectly offset one position with another. As a result, there is no assurance that a Fund’s hedging transactions will be effective.

Interest Rate Risk

Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates. See also Government Intervention and Extreme Volatility Risk.

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Investment Style Risk

The risk that the particular type of investment on which a Fund focuses (such as small cap value stocks or large-cap growth stocks) may underperform other asset classes or the overall market. Individual market segments tend to go through cycles of performing better or worse than other types of securities. These periods may last as long as several years. Additionally, a particular market segment could fall out of favor with investors, causing a Fund that focuses on that market segment to underperform those that favor other kinds of securities.

Leverage Risk

Some transactions, such as derivatives, reverse repurchase agreements and dollar rolls, may give rise to a form of leverage, which may expose the Fund to greater risk and increase its costs. When transactions create leverage, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivatives or other instruments themselves. Certain transactions have the potential for unlimited loss, regardless of the size of the initial investments. Increases and decreases in the value of the securities held by the Fund and therefore in the Fund’s net asset value will be magnified when the Fund uses leverage because leverage tends to increase the Fund’s exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

To mitigate leverage risk, the Advisor will segregate liquid assets on the books of the Fund or otherwise cover the transactions. The use of leverage may cause the Fund to liquidate Fund positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. The Fund will also have to pay interest on its borrowing, reducing the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment.

Liquidity Risk

Liquidity risk refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, a Fund will be required to continue to hold the security or keep the position open, and a Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

Management Risk

The risk that a strategy used by a Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Manager Risk

The Advisor’s selection of securities for a Fund may cause a Fund to underperform similar funds or relevant benchmarks.

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Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Fund that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies. Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Market Risk

Market risk is the risk that the value of a security will move up or down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as “volatility,” may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry or sector of the economy or the market as a whole. Market risk is common to most investments, including stocks and bonds, and the mutual funds that invest in them. Bonds and other fixed income securities generally involve less market risk than stocks. The risks of investing in bonds, however, can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Mid/Small Cap Stock Risk

To the extent that the Fund invests in small cap and mid cap stocks, it takes on additional risks. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

Mortgage-backed and Asset-backed Securities Risk

Mortgage-backed securities represent participating interests in pools of residential mortgage loans, some of which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a Fund and not the purchase of shares of the Fund.

Mortgage-backed securities do not have a fixed maturity and their expected maturities may vary when interest rates rise or fall. An increased rate of prepayments on the Fund’s mortgage-backed securities will result in an unforeseen loss of interest income to the Fund as the Fund may be required to reinvest assets at a lower interest rate. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security. The prices of mortgage-backed securities may decrease more than prices of other fixed-income securities when interest rates rise.

Collateralized Mortgage Obligations: A Fund may invest in mortgage-backed securities called collateralized mortgage obligations (“CMOs”). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a Fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

Asset-backed Securities: Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information

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concerning the pool and its structure, the credit quality of the underlying assets, the market’s perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to those of mortgage-backed securities.

Non-Investment Grade Securities Risk

The securities in which the Fund may invest may be rated below investment grade. Such securities are known as junk bonds. Junk bonds generally entail greater market, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Prepayment Risk

Many types of fixed-income securities are subject to prepayment risk, including mortgage-backed securities. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. This is more likely to occur when interest rates fall. The prepayment of principal can adversely affect the return of the Fund since it may have to reinvest the proceeds in securities that pay a lower interest rate.

Generally, mortgage-backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread may cause the price of the mortgage-backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

Securities Linked to the Real Estate Market and REIT Risk

Investing in securities of companies in the real estate industry subjects a Fund to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate;
•	risks related to general and local economic conditions;
•	possible lack of availability of mortgage funds;
•	overbuilding;
•	extended vacancies of properties;
•	increased competition;
•	increases in property taxes and operating expenses;
•	change in zoning laws;
•	losses due to costs resulting from the clean-up of environmental problems;
•	liability to third parties for damages resulting from environmental problems;
•	casualty or condemnation losses;
•	limitations on rents;
•	changes in neighborhood values and the appeal of properties to tenants; and
•	changes in interest rates.

Therefore, for a Fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a Fund’s shares may change at different rates compared to the value of shares of a Fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts (“REITs”) including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

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In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See “Small and Medium Size Company Risk” for a discussion of the risks associated with investments in these companies.

Security-Specific Risk

Security-specific risk is the risk that the value of a particular security may or may not move in the same direction as the market as a whole. All Funds are subject to this type of risk.

Small and Medium Size Company Risk

Companies that are small or unseasoned (that is, less than three years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products and may have limited financial resources and a small management group. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a Fund’s investments to decrease if it needs to sell such securities when there are few interested buyers. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a Fund, the Advisor may not be aware of problems associated with the company issuing the security. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

Ultrashort ETFs Risk

Ultrashort ETFs use investment techniques that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. An Ultrashort ETF’s investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested. Such instruments, particularly when used to create leverage, may expose the Ultrashort ETF and the Fund to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the security or index. The use of aggressive investment techniques also exposes the Fund to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying an Ultrashort ETF benchmark, including: (1) the risk that an instrument is mispriced; (2) credit or performance risk on the amount the Ultrashort ETF expects to receive from a counterparty; (3) the risk that securities prices, interest rates and currency markets will move adversely and the Ultrashort ETF will incur significant losses; (4) the risk that there may be imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; (5) the risk that the cost of holding a financial instrument might exceed its total return; and (6) the possible absence of a liquid secondary market for any particular instrument and/or possible exchange-imposed price fluctuation limits, which may make it difficult or impossible to adjust an Ultrashort ETF’s position in a particular financial instrument when desired.

Unrated Securities Risk

To the extent that the Fund invests in unrated securities, these securities may prove less liquid than rated securities as less information is available regarding the securities and a market may not exist for the securities at a given point in time.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Funds’ portfolio securities.

As a general matter, no information concerning the portfolio holdings of a Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, the Advisor, any sub-advisor, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including a duty not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed on a Fund’s website, in marketing materials (provided the portfolio holdings disclosed in the materials are at least 15 days old) or through filings with the SEC as described below and (2) to third-party vendors, that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2)

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subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

The Funds’ portfolio holdings are currently disclosed to the public through filings with the SEC. The Funds disclose their portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Funds disclose their portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

Neither the Funds nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Funds and will be reported to the Board at the Board’s next regularly scheduled meeting.

TRUSTEES AND OFFICERS

The following tables provide information about Board of Trustees and the senior officers of the Trust. Each of the Trustees is deemed to be an Independent Trustee of the Trust. Each Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Information about each Trustee is provided below and includes each person’s: name, address, age (as of the date of the Funds’ most recent fiscal year end), present position(s) held with the Trust, principal occupations for the past five years and total compensation received as a Trustee for the most recent fiscal year. Unless otherwise noted, the business address of each person listed below is c/o Mutual Fund and Variable Insurance Trust, 36 North New York Avenue, Huntington, NY 11743. Unless otherwise noted, each officer is elected annually by the Board. Each Trustee also serves in the same capacity for the Strategy Shares, another open-end investment company. Collectively, the Funds, Strategy Shares, Mutual Fund Series Trust comprise the “Fund Complex”.

As of March 12, 2018, the Trustees and Officers as a group owned less than 1% of the shares of each Fund.

Independent Trustees Background

Name, Address and Age	Position with the Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Tobias Caldwell 48	Chairman of the Board and Trustee	Since January 2016	Managing Member, Genovese Family Enterprises, LLC (1999 – present) (real estate firm); Managing member, PTL Real Estate, LLC (2000 – present) (real estate/investment firm); Managing member, Bear Properties, LLC (2006 - present) (real estate firm).	59	Chairman of the Board, Strategy Shares (2016-present); Lead Independent Trustee and Chair of Audit Committee, Mutual Fund Series Trust (2006-present); Trustee, M3Sixty Trust (2016-present).
Stephen P. Lachenauer 48	Trustee	Since January 2016	Attorney, private practice (2011 to present).	28	Board Member, Strategy Shares (2016 – present); Trustee, TCG Financial Series Trusts I-X (2015-present).
Donald McIntosh 47	Trustee	Since January 2016	Credit risk review analyst, Santander Holdings USA (May 2015 – present); Governance analyst, Santander Bank (2011 – April 2015).	28	Board Member, Strategy Shares (2016– present); Trustee, TCG Financial Series Trusts I-X (2015-present).
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* The term of office of each Trustee is indefinite.

**The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust and the TCG Financial Services Trusts I-X, each a registered open-end investment company.

Officers*

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	President	Since April 2016

President, Rational Advisors, Inc., since 1/2016; President, Catalyst Capital Advisors LLC, since 2006; Member, AlphaCentric Advisors LLC, since 2/2014; Managing Member, MFund Distributors LLC, since 2012; Managing Member, MFund Services LLC, since 2012; President, Abbington Capital Group LLC, since 1998; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to 7/2016.

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since April 2016	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2012.
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since April 2016	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012.
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since April 2016	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Since April 2016	Director of Legal Services, MFund Services LLC, since 2012.

______________

* Officers do not receive any compensation from the Trust.

COMMITTEE OF THE BOARD OF TRUSTEES

Audit Committee. The Board has an Audit Committee. The Audit Committee is comprised of each of the Trustees. The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting

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minutes and supporting documentation to the full Board. The Audit Committee met four times during the fiscal year ended December 31, 2017.

Valuation Committee. The Valuation Committee is comprised of (1) either the Trust’s Treasurer or Assistant Treasures and (2) either the Trust’s Chief Compliance Officer or a Trustee that is independent of the Advisor, any sub-advisor and the Fund involved in the subject valuation. The Valuation Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required. During the fiscal year ended December 31, 2017, the Valuation Committee held ten meetings.

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer, and receive compensation for each committee meeting, telephonic Board meeting, and special in-person Board meeting attended. Officers receive no compensation from the Trust. The Trust reimburses each of the Independent Trustees for travel and other expenses incurred in connection with attendance at such meetings. The Trust has no retirement or pension plans.

The following table describes the compensation paid to the Trustees of the Trust during the fiscal year ended December 31, 2017. The Trust has no retirement or pension plans.

Name of Person, Position(s)	Aggregate Compensation from the Fund	Total Compensation from Fund Complex*
Tobias Caldwell	$0	$184,600
Stephen. Lachenauer	$0	$53,600
Donald McIntosh	$0	$40,200

* The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust and the TCG Financial Services Trusts I-X, each a registered open-end investment company.

TRUSTEES OWNERSHIP OF SHARES IN A FUND AND IN THE FUND COMPLEX AS OF DECEMBER 31, 2017

Name of Trustee	Dollar Range of Shares Owned in the Funds	Dollar Range of Shares Owned in the Fund Complex*
Tobias Caldwell	None	Over $100,000
Stephen Lachenauer	None	None
Donald McIntosh	None	None

___________________________

*

The “Fund Complex” includes the Trust, Strategy Shares, Mutual Fund Series Trust and the TCG Financial Services Trusts I-X, each a registered open-end investment company.

None of the Trustees (including their immediate family members) owned beneficially or of record securities of the Advisor or the Distributor or any entity directly or indirectly controlling, controlled by, or under common control with the Advisor or Distributor.

Qualifications and Experience of the Trustees

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s prior experience serving on the boards of public companies, and other complex enterprises and organizations; and (3) how the individual’s skills, experience, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

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In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust.

In addition to the information set forth above, the following sets forth additional information about the qualifications and experience of each of the Trustees that lead to the conclusion that each Trustee should serve as Trustee of the Trust.

Tobias Caldwell

Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell has served on the boards of mutual funds for over ten years, including as chair of the audit committee for over ten years. Mr. Caldwell also serves as a Trustee of other mutual funds in the Fund Complex. His experience in the real estate and investment industries would provide the Board with an additional perspective and understanding of investment strategies used by advisors to the funds.

Stephen Lachenauer

Mr. Lachenauer has been an attorney in private practice for over six years, providing advice and counsel to small businesses and individuals on business and financial matters. Mr. Lachenauer’s previous experience at large law firms and as an attorney at a large investment bank provides the Board with knowledge of financial and investment regulatory matters. Mr. Lachenauer also serves on the boards of other registered investment companies.

Donald McIntosh

Mr. McIntosh is a credit risk review analyst for a large international financial services company, and he has many years of credit analysis and loan servicing experience. Mr. McIntosh’s experience in evaluating companies’ financial condition would provide the Board with knowledge about investment strategies used by the advisors of the funds. Mr. McIntosh also serves as a Trustee of other mutual funds in the Fund Complex.

Board Structure

The Board is responsible for overseeing the management and operations of the Trust. The Board consists of three Independent Trustees. The Chairperson of the Trust, Tobias Caldwell, is an Independent Trustee.

The Board has one standing Committee, the Audit Committee. The Audit Committee is comprised of each of the Trustees. Through the Audit Committee, the Independent Trustees consider and address important matters involving the Trust, including those presenting conflicts or potential conflicts of interest for Trust management. The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in-person or by telephone.

The Board reviews its structure regularly and believes that its leadership structure, including having only Independent Trustees, coupled with an Independent Chairperson, is appropriate and in the best interests of the Trust, given its specific characteristics. The Board of Trustees also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

When considering potential nominees to fill vacancies on the Board, and as part of its annual self-evaluation, the Board reviews the mix of skills and other relevant experiences of the Trustees.

Board Oversight of Risk

An integral part of the Board’s overall responsibility for overseeing the management and operations of the Trust is the Board’s oversight of the risk management of the Trust’s investment programs and business affairs. The Funds are subject to a number of risks, such as investment risk, valuation risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Funds, the Advisor, and other service providers to the Trust have implemented various processes, procedures, and controls to identify risks to the Funds, to lessen the probability of their occurrence, and to mitigate any adverse effect should they occur. Different processes, procedures, and controls are employed with respect to different types of risks.

The Board exercises oversight of the risk management process through the Audit Committee and through oversight by the Board itself. The Board holds four regular meetings each year to consider and address matters involving the Funds. The Board also may hold special meetings to address matters arising between regular meetings. In addition, the Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. These meetings may take place in person or by telephone.

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In addition to adopting, and periodically reviewing, policies and procedures designed to address risks to the Funds, the Board requires management of the Advisor and the Trust, including the Trust’s Chief Compliance Officer (“CCO”), to report to the Board and the Audit Committee of the Board on a variety of matters, including matters relating to risk management, at regular and special meetings. The Board and the Audit Committee receive regular reports from the Trust’s independent public accountants on internal control and financial reporting matters. On at least a quarterly basis, the Independent Trustees meet with the Trust’s CCO, including outside the presence of management, to discuss issues related to compliance. Furthermore, the Board receives a quarterly report from the Trust’s CCO regarding the operation of the compliance policies and procedures of the Trust and its primary service providers. The Board monitors the Funds’ investment policies and procedures as well as valuation of the Funds’ securities. The Board also receives quarterly reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of the Funds’ securities. The Board also receives reports from the Trust’s primary service providers regarding their operations as they relate to the Funds.

PRINCIPAL SHAREHOLDERS

Persons controlling the Funds can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Funds’ fundamental policies or the terms of the advisory agreement with the Advisor. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be deemed to control a Fund (or class of a Fund). As of the date of this Statement of Additional Information, each Fund had not yet commenced operations and had no shareholders.

ADVISOR

Tuttle Tactical Management, LLC has been retained by the Trust under a Management Agreement to act as the investment advisor to the Funds, subject to the authority of the Board of Trustees. The Advisor oversees the day-to-day investment decisions for the Funds and continuously reviews, supervises and administers the Funds’ investment programs. The address of the Advisor is located at 155 Lockwood Road, Riverside, CT 06878.

The Management Agreement provides that the Advisor will provide each Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreements, the Advisor manages the investment of the assets of each Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the Fund and to provide continuous supervision of the investment portfolio of the Fund.

For its services under the Management Agreement, the Advisor is paid a monthly management fee at the annual rates noted in the table below, based upon the average daily net assets of each Fund. The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Fund	Percentage of Average Daily Net Assets
Trend Aggregation Dividend and Income Fund	1.00%
Trend Aggregation Growth Fund	1.00%

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of a Fund will be charged to the Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. Each Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of the portfolio, including the expenses of communications with its shareholders, are paid by the Fund.

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The Advisor has contractually agreed to waive all or a portion of its investment advisory fee (based on average daily net assets) and/or reimburse certain operating expenses of each Fund to the extent necessary in order to limit each Fund’s total annual fund operating expenses (after the fee waivers and/or expense reimbursements, and exclusive of acquired fund fees and expenses, brokerage costs, interest, taxes and dividends, and extraordinary expenses) to not more than the levels set forth in the table below (based on the average daily net assets of each class of each Fund) through April 30, 2019. Under certain conditions, the Advisor may recapture operating expenses waived and/or reimbursed under this agreement for a period of three years after the fees were waived or reimbursed, if the recapture can be achieved within the lesser of the expense limits in effect at the time of such reimbursement and the expense limits in place at the time of the recapture. The Agreement shall terminate automatically upon the termination of the Management Agreement. The Adviser may elect in its discretion to terminate the Agreement for any period following the term period of the Agreement, but no such termination shall affect the obligation (including the amount of the obligation) of the Fund to repay amounts of waived fees or reimbursed expenses with respect to periods prior to such termination.

Fund	Expense Limitation
Trend Aggregation Dividend and Income Fund	1.50% of the average daily net assets of Institutional Shares of the Fund
Trend Aggregation Growth Fund	1.50% of the average daily net assets of Institutional Shares of the Fund

The Management Agreement with the Funds continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the Funds. The Management Agreement may be terminated at any time upon 60 days’ written notice by a Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement will be available in the Funds’ Semi-Annual Report to Shareholders dated June 30, 2018.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

From time to time, the Advisor may use a portion of its reasonable resources and profits to pay for certain administrative services provided by financial institutions for Shareholders of the Funds.

Portfolio Manager

Matthew B. Tuttle is the Portfolio Manager of the Funds and is primarily responsible for the day-to-day management of the portfolios.

Unless otherwise noted, the following information about the Funds’ portfolio manager is provided as of February 28, 2018:

Total Other Accounts Managed

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Matthew B. Tuttle	1	$82 Million	0	$0	764	$38 Million

Other Accounts Managed Subject to Performance-Based Fees

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Matthew B. Tuttle	0	$0	0	$0	0	$0

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Compensation.

Mr. Tuttle receives a salary plus bonus, based on the overall profits of the Advisor.

Ownership.

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in the Funds as of February 28, 2018

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds
Matthew B. Tuttle	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. More specifically, a portfolio manager who manages multiple funds is presented with the following potential conflicts:

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•	With respect to securities transactions for each Fund, the Advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a Fund. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•	The appearance of a conflict of interest may arise where the Advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that a Fund’s code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, he may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

•	The Funds may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Funds’ assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in a Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate a Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

•	The Fund and Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

Each the Advisor and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Advisor, Northern Lights Distributors, LLC (the “Distributor”) and the Funds have adopted codes of ethics (each a “Code” and collectively the “Codes”) under Rule 17j-1(c) of the 1940 Act. The purpose of each Code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Funds. Each Code permits personnel covered by the codes to invest in securities that may be purchased by a Fund, subject to the restrictions of the Code. The Codes are filed as exhibits to the Trust’s registration statement.

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TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for each Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Funds and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement will remain in effect for an initial term of three years from the effective date for a Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board. The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including: (1) monitor the performance of administrative and professional services rendered to the Trust by other service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CEN, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting the Funds’ independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Funds; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist the Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Funds with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Funds’ listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Funds; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among each Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Funds.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services rendered to the Funds by GFS, the Funds pay GFS the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. The Funds also pays GFS for any out-of-pocket expenses.

MFund Services LLC (“MFund”) provides the Funds with various management and administrative services. For these services, a Fund pays MFund an annual fixed fee and an asset-based fee, which scales downward based upon net assets, applied at the fund family level (i.e., all the funds in the Trust advised by the Advisor). In addition, the Funds reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of Rational Advisors, Inc., Catalyst Capital Advisors LLC and AlphaCentric Advisors LLC (each an investment advisor to certain series of the Trust or Fund Complex), and an officer of the Trust.

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COMPLIANCE SERVICES

Pursuant to a Compliance Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund a monthly base fee plus an asset-based fee. In addition, the Fund reimburse MFund for any reasonable out-of-pocket expenses incurred in the performance of its duties under the Services Agreement.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Funds. The custodian has custody of all securities and cash of a Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Funds.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, serves as sub-custodian for each Fund’s foreign assets.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Funds’ independent registered public accounting firm is Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, OH 44115. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Funds. Cohen & Company, Ltd. will report on the Funds’ annual financial statements, review certain regulatory reports and the Funds’ income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Funds.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust and the Independent Trustees.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Funds pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Funds’ shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its reasonable efforts to facilitate the sale of the Funds’ shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

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12b-1 Plans

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay a financial intermediary (including the Distributor, the Advisor and their affiliates) for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and disseminating prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. In accordance with the Distribution Plan, the Distributor or a Fund may enter into agreements with financial intermediaries and dealers relating to distribution and/or marketing services with respect to the Class A Shares Class C Shares, and Class T Shares of the Fund. The Distributor or a Fund may also enter into Rule 12b-1 related agreements with financial institutions (including fiduciaries, custodians for public funds, and investment advisers) to provide distribution related and other services with respect to Class A Shares, Class C Shares, and Class T Shares. The Rule 12b-1 Plan may benefit a Fund in a number of ways. For example, it is anticipated that the Plan may help a Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.

In addition, the Plan is integral to the multiple class structure of the Funds, which promotes the sale of Shares by providing a range of options to investors. The Funds’ service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

Under the 12b-1 Plan, the Funds may compensate a financial intermediary more or less than its actual marketing and administrative expenses. In no event will the Fund pay for any expenses of a financial intermediary that exceed the maximum Rule 12b-1 Plan fee.

The fee paid to the Adviser and/or Distributor by the Funds is computed on an annualized basis reflecting the average daily net assets of the class. Institutional Shares of the Funds pay a maximum distribution and service fee of 0.25% of the Fund’s Institutional Shares’ average daily net assets. The 12b-1 Plan has not been implemented for the Institutional Shares and there are no plans to impose these fees.

SHAREHOLDER SERVICES

With respect to Class A, Class C, and Institutional Shares, the Funds may pay a shareholder servicing fee of up to 0.25% of its average daily net assets to financial intermediaries, including the Distributor, the Advisor and their affiliates for providing shareholder services and maintaining shareholder accounts. The financial intermediary may select others to perform these services for their customers and may pay them fees.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Funds may directly enter into agreements with “financial intermediaries” pursuant to which a Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Funds’ transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Funds. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub-accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of a Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of a Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Funds’ shares. These additional cash payments also may be made as an expense

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reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend a Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of a Fund’s shares over other classes of the Fund’s shares. You should consult with your financial adviser and review carefully any disclosure by the financial firm as to compensation received by your financial adviser.

Although the Funds may use financial firms that sell their shares to effect portfolio transactions for the Funds, the Funds and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Funds to the Advisor.

The proxy voting delegates may further delegate such proxy voting to a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of the Funds’ shareholders. In such a case, the Trust’s policy requires that the proxy voting delegates abstain from making a voting decision and forward all necessary proxy voting material to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how a Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. A copy of the proxy voting policies of the Advisor are attached hereto as Appendix B.

Information on how the Funds voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-828-3203 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Funds' proxy voting policies and procedures is also available by calling 1-844-828-3203 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of each Fund’s response to market conditions. Since the Funds have not commenced operations as of the end of the Trust's last fiscal year, it does not have any annual portfolio turnover data to report. Such information will be provided in future filings.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Funds pay a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of a Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under the Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause the Funds to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a

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securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the applicable Fund and to its other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Funds. The Advisor's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Funds pay to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Funds and also for other clients advised by the Advisor. Investment decisions for a Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

Each Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, a Fund may place substantially all or a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor or the Distributor. As the level of securities trading increases, the level of commissions paid by the Funds to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, the Funds may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Funds on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the Investment Company Act of 1940, persons affiliated with the Advisor or the Distributor, or an affiliate of the Advisor or the Distributor, may be prohibited from dealing with a Fund as a principal in the purchase and sale of securities. Therefore, affiliates of the Advisor or Distributor will not serve as a Fund’s dealer in connection with over-the-counter transactions. However, affiliates of the Advisor may serve as the Funds’ broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through the clearing broker.

The Funds will not effect any brokerage transactions in portfolio securities with an affiliate if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Management Agreement provides that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Funds. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

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The Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Funds. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

The Funds will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, the Distributor or their affiliates.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with the Funds’ Distributor or from the Distributor directly. As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering multiple classes of shares.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in the Funds. Purchase requests should be addressed to the dealer or agent from which the Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade.

Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit certain funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not necessarily be representative of the entire portfolio and may be securities, which a Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Funds be made in cash only. If the Board determines to allow the Funds to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

SHAREHOLDER RIGHTS

The Trust is an open-end management investment company, whose Declaration of Trust permits the Trust to offer separate series of Shares of beneficial interest, representing interests in separate portfolios of securities. The Shares in any one portfolio may be offered in two or more separate classes. As of the date of this SAI, the Trustees have established four classes of Shares, known as Class A Shares, Class C Shares, Institutional Shares, and Class T Shares. As of the date of this SAI, the Funds only offer Institutional Shares. Each class is entitled to dividends from the respective class assets of the Funds as declared by the Trustees, and if the Trust (or a Fund) were liquidated, the shareholders of each class would receive the net assets of the Fund attributable to each respective class.

All shareholders are entitled to one vote for each Share held on the record date for any action requiring a vote by the shareholders and a proportionate fractional vote for each fractional Share held. Shareholders of the Trust will vote in the aggregate and not by Fund or class except (i) as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a Fund or class., or (ii) only holders of Class A Shares, Class C Shares, Institutional Shares and Class T Shares will be entitled to vote on matters submitted to shareholder vote with respect to the Rule 12b-1 Plan applicable to such class or classes.

These rights of shareholders cannot be modified without a majority vote.

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The Trust is not required to hold annual meetings of shareholders for the purpose of electing Trustees except that (i) the Trust is required to hold a shareholder meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, a Trustee may be removed from office by a written consent signed by the holders of Shares representing two-thirds of the outstanding Shares of the Trust at a meeting duly called for the purpose, which meeting must be held upon written request of not less than 10% of the outstanding Shares of the Trust. Upon written request by the holders of Shares representing 1% of the outstanding Shares of the Trust stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, a Trustee may continue to hold office and may appoint successor Trustees.

Shareholder inquiries regarding the Funds should be directed to the Trust, c/o Gemini Fund Service, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Additional Information on Purchases, Exchanges and Redemptions

Institutional Shares may be purchased only through fiduciary, advisory, agency and other similar accounts maintained by or on behalf of the Advisor or its affiliates or correspondent banks as well as similar customers of third party financial institutions. Individuals who receive Institutional Shares as a result of a Trust distribution or similar transaction or by operation of law, will be permitted to retain such Shares, but may not purchase additional Institutional Shares, except by means of the reinvestment of dividends or distributions. Exchanges of Institutional Shares, if permitted by the account agreement, as well as redemptions of Institutional Shares, are made by contacting the Trust.

Telephone purchase, exchange or redemption requests may be recorded and will be binding upon an investor. Use of the telephone for exchanges or redemptions involves the possible risk of loss, since anyone providing the required information may be able to use the service without the shareholder’s permission. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In times of extreme economic or market conditions, shareholders may have difficulty making redemptions or exchanges by telephone. If a shareholder cannot make contact by telephone, redemption or exchange requests should be made in writing and sent by overnight mail to the Trust.

In connection with certain redemption or exchange requests, a shareholder may be required to obtain a signature guarantee for authentication purposes. Only New Technology Medallion imprints will be accepted as signature guarantees.

Other Purchase Information

Purchases of all classes of Shares are made at NAV. All purchases are subject to minimum purchase requirements, but these requirements may be waived by the Distributor. Payment for Shares may not be by third party check, and any checks drawn from a bank located outside the U.S. will result in a delay in processing until the check has cleared.

If at any time the right to purchase Shares is suspended, although no new purchases may be made, in some circumstances existing shareholders may be permitted to purchase additional Shares and have dividends reinvested.

Payment in Kind. In addition to payment by check, Shares of the Funds may be purchased by customers of the Advisor in exchange for securities held by an investor which are acceptable to that Fund. Investors interested in exchanging securities must first telephone the Fund at 844-828-3203 for instructions regarding submission of a written description of the securities the investor wishes to exchange. Within five business days of the receipt of the written description, the Funds will advise the investor by telephone whether the securities to be exchanged are acceptable to the Fund whose Shares the investor desires to purchase and will instruct the investor regarding delivery of the securities. There is no charge for this review. Securities which have been accepted by the Funds must be delivered within five days following acceptance.

Securities accepted by the Funds are valued in the manner and on the days described in the section entitled “Determination of Net Asset Value” as of 4:00 p.m. (Eastern Time).

The value of the securities to be exchanged and of the Shares of the Funds may be higher or lower on the day Fund Shares are offered than on the date of receipt by the Fund of the written description of the securities to be exchanged. The basis of the exchange of such securities for Shares of a Fund will depend on the value of the securities and the NAV of Fund Shares next determined following acceptance on the day Fund Shares are offered. Securities to be exchanged must be accompanied by a transmittal form which is available from the applicable Fund.

A gain or loss for federal income tax purposes may be realized by the investor upon the securities exchange depending upon the cost basis of the securities tendered. All interest, dividends, subscription or other rights with respect to accepted securities which go “ex” (the interval

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between the announcement and the payments of the next dividend or right) after the time of valuation become the property of the applicable Fund and must be delivered to the Fund by the investor forthwith upon receipt from the issuer. Further, the investor must represent and agree that all securities offered to a Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise.

Other Exchange Information

Exchanges may only be made between Funds having identical shareholder registrations. For any other exchanges you must obtain a New Technology Medallion Signature Guarantee.

Unless otherwise specified in writing, the existing registration and reinvestment options relating to the Funds being exchanged will be used for any new Fund accounts required to be opened in the exchange.

Exchanges will not be available for Shares purchased by check until the check has cleared.

Other Redemption Information

Redemptions of Institutional Shares are made at NAV.

If a shareholder wishes to wire redemption proceeds to a bank other than the one previously designated, redemption may be delayed by as much as seven days. To change the name of the bank account to which redemption proceeds will be wired, a shareholder should send a written request (and, if necessary, with a New Technology Medallion Signature Guarantee) to the Trust, c/o Gemini Fund Services, LLC, 17605 Wright Street, Suite 2, Omaha NE 68130.

Proceeds from the redemption of Shares purchased by check will not be available until the check has cleared.

Redemption in kind. Although the Funds intend to pay Share redemptions in cash, they reserve the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds’ portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds determine that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV. The portfolio securities will be selected in a manner that the Funds’ Trustees deem fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

NET ASSET VALUE

Net asset value per share, on a per-class basis, is determined by dividing the total value of a Fund’s assets, less any liabilities, by the number of shares of the Fund outstanding.

The NAV per share of each Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., EST) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

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Certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Advisor believes reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Valuation Committee using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

Exchange Privilege

As described in the Funds’ Prospectus under “How To Redeem Shares—Exchanging Shares,” the Funds offer an exchange privilege pursuant to which a shareholder in the Funds may exchange some or all of his shares in any of the funds in the Trust advised by the Advisor, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Funds and consider the differences between it and the Funds whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

TAX INFORMATION

The Funds each intend to qualify, as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Funds of liability for federal income taxes. If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of a Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

Each Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

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INVESTMENTS IN FOREIGN SECURITIES

The Funds may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce a Fund's income dividends paid to you.

Pass-Through of Foreign Tax Credits. The Funds may be subject to certain taxes imposed by the countries in which they invest or operate. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualifies as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Funds will be able to do so. For any year for which the Funds make such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, a Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce a Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease a Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the applicable Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. The Funds may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, a Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require a Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

Each Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. Each Fund may disclose the information that it receives from its shareholders to the IRS, non-

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U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Foreign Shareholders

The United States generally imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax. The American Jobs Creation Act of 2004 (2004 Tax Act) amends these withholding tax provisions and may exempt most dividends paid by a Fund from short-term capital gains and U.S. source interest income to the extent such gains and income would be exempt if earned directly by the non-U.S. investor. Under 2004 Tax Act, ordinary dividends designated as short-term capital gain dividends and interest-related dividends designated as a payment out of qualified interest income will generally not be subject to a U.S. withholding tax, provided you certify you are a non-U.S. investor.

Please be aware that the U.S. tax information contained in this Statement of Additional Information is not intended or written to be used, and cannot be used, for the purpose of avoiding U.S. tax penalties.

DIVIDENDS AND DISTRIBUTIONS

The Funds will declare and distribute dividends from net investment income of each class of Shares, if any, and will distribute its net realized capital gains, with respective to each class of Shares, if any, at least annually.

FINANCIAL STATEMENTS

The Funds have not yet commenced operations and, therefore, have not produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the applicable Fund’s Annual or Semi-Annual Report without charge by calling the Funds at 1-844-828-3203.

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APPENDIX A

INVESTMENT RATINGS

A.M. BEST

LONG-TERM DEBT RATINGS

Investment Grade

Aaa: Exceptional

aa: Very Strong

a: Strong

bbb: Adequate

Non-Investment Grade

Bb: Speculative

b: Very Speculative

ccc, cc, c: Extremely Speculative

d: In Default

SHORT-TERM DEBT RATINGS

Investment Grade

AMB-1+: Strongest

AMB-1: Outstanding

AMB-2: Satisfactory

AMB-3: Adequate

Non-Investment Grade

AMB-4: Speculative

D: In Default

FITCH

LONG-TERM DEBT RATINGS

Investment grade

AAA: the best quality companies, reliable and stable

AA: quality companies, a bit higher risk than AAA

A: economic situation can affect finance

BBB: medium class companies, which are satisfactory at the moment

Non-investment grade

BB: more prone to changes in the economy

B: financial situation varies noticeably

CCC: currently vulnerable and dependent on favorable economic conditions to meet its commitments

CC: highly vulnerable, very speculative bonds

C: highly vulnerable, perhaps in bankruptcy or in arrears but still continuing to pay out on obligations

D: has defaulted on obligations and Fitch believes that it will generally default on most or all obligations

NR: not publicly rated

SHORT-TERM DEBT RATINGS

Fitch's short-term ratings indicate the potential level of default within a 12-month period.

F1+ : best quality grade, indicating exceptionally strong capacity of obligor to meet its financial commitment

F1: best quality grade, indicating strong capacity of obligor to meet its financial commitment

F2: good quality grade with satisfactory capacity of obligor to meet its financial commitment

F3: fair quality grade with adequate capacity of obligor to meet its financial commitment but near term adverse conditions could impact the obligor's commitments

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B: of speculative nature and obligor has minimal capacity to meet its commitment and vulnerability to short term adverse changes in financial and economic conditions

C: possibility of default is high and the financial commitment of the obligor are dependent upon sustained, favorable business and economic conditions

D: the obligor is in default as it has failed on its financial commitments.

Fitch also uses intermediate +/- modifiers for each category between AA and CCC (e.g., AA+, AA, AA-, A+, A, A-, BBB+, BBB, BBB-, etc.).

MOODY’S

GLOBAL LONG-TERM RATING SCALE

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf ) to all structured finance ratings. The (sf ) indicator was introduced on August 11, 2010 and explained in a special comment entitled, “Moody’s Structured Finance Rating Scale.” The addition of (sf ) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf ) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics.

GLOBAL SHORT-TERM RATING SCALE

P-1 Issuers (or supporting institutions) rated Prime-1: have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2: have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3: have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime: do not fall within any of the Prime rating categories.

US MUNICIPAL SHORT-TERM DEBT OBLIGATION RATINGS

MIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3: This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

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STANDARD AND POORS

AAA: An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC;CC; and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D: An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor's believes that such payments will be made within five business days, irrespective of any grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

*The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

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APPENDIX B

Tuttle Tactical Management, LLC

Proxy Voting Policies and Procedures

1.	Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable AGA to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value. The following procedures are to take place in voting client proxies:

A.	PMs shall work with the client to ensure that AGA is the designated party to receive proxy voting materials from companies or intermediaries. To that end, new account forms of broker-dealers/custodians will state that PM should receive this documentation. The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

B.	The CCO and/or PM shall receive all proxy voting materials from the custodian in either hard copy or electronic form and will be responsible for ensuring that proxies are voted and submitted in a timely manner. PM will respond to all proxy via hard copy format or electronic form.

C.	The PM will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

D.	For any client who has provided specific voting instructions, the PM shall vote that client’s proxy in accordance with the client’s written instructions.

E.	Proxies of clients who have selected a third party to vote proxies, and whose proxies were received by AGA, shall be forwarded to the designee for voting and submission.

F.	Proxies received after the termination date of a client relationship will not be voted. Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to AGA.

  AGA is not required to vote every client proxy and such should not necessarily be construed as a violation of AGA’s fiduciary obligations. AGA shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person). Such position also complies with Interpretive Bulletin 94-2 of the DOL.

  The PM shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which AGA believes it may be in its clients’ best interest for AGA not to vote a particular proxy.

  If the CCO and/or PM detect a conflict of interest, AGA will, at its expense, engage the services of an outside proxy voting service or consultant who will provide an independent recommendation on the direction in which AGA should vote on the proposal. The proxy voting service’s or consultant’s determination will be binding on AGA.

  The PM shall collect and submit the proxy votes in a timely manner. CCO will maintain a data base of due dates for each clients proxy voting.
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  The CCO will document any attempts by AGA’s personnel to influence the voting of client proxies in a manner that is inconsistent with AGA’s Policy. Such report shall be given to, AGA’s outside counsel, Hodgson Russ, LLP by the CCO.

  In the event that AGA votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires AGA to vote a certain way on an issue, while AGA deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

  All proxy votes will be recorded and some or all of the following information will be maintained:

1.	The name of the issuer of the portfolio security;
2.	The exchange ticker symbol of the portfolio security;
3.	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;
4.	The shareholder meeting date;
5.	The number of shares AGA is voting on firm-wide;
6.	A brief identification of the matter voted on;
7.	Whether the matter was proposed by the issuer or by a security holder;
8.	Whether or not AGA cast its vote on the matter;
9.	How AGA cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
10.	Whether AGA cast its vote with or against management; and
11.	Whether any client requested an alternative vote of its proxy.

2.	Client Request to Review Proxy Procedures:

A.	Any request, whether written (including e-mail) or oral, received by any employee of AGA, must be promptly reported to the CCO and/or PM.

B.	In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the CCO and/or PM will distribute to any client requesting proxy voting information the complete proxy voting record of AGA for the period requested Within 15 days of the initial request. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.[1]

C.        Any report disseminated to a client(s) will contain the following legend:

D.	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

E.	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

3.	Material Conflicts of Interest

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1	For clients who have provided AGA with specific direction on proxy voting, the CCO and/or PM will review the proxy voting record and permanent file in order to identify those proposals voted differently than how AGA voted clients not providing direction.
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Although AGA has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

A.	Conflict: AGA retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in AGA’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

B.	Conflict: AGA’s employees do not maintain personal and/or business relationships (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.

C.	Conflict: AGA or an employee(s) personally owns a significant number of an issuer’s securities that are also held in AGA’s client portfolios. For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The employee(s) could oppose voting the proxies according to the policy and successfully influence AGA to vote proxies in contradiction to the policy.

D.	Conflict: AGA or its affiliate has a financial interest in the outcome of a vote, such as when AGA receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

E.	Resolution: Upon the detection of a material conflict of interest, the procedure described under Item 7 of the Procedures for Identification and Voting of Proxies section above will be followed.

AGA realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the CCO and/or PM of any material conflict that may impair AGA’s ability to vote proxies in an objective manner. Upon such notification, the CCO will notify its current legal counsel of the conflict who will recommend an appropriate course of action.

In addition, any attempts by others within AGA to influence the voting of client proxies in a manner that is inconsistent with the proxy voting policy shall be reported to the CCO. The CCO should then report the attempt to the firm’s legal counsel.

The CCO should, as necessary, report to legal counsel, Hodgson Russ LLP, all conflicts of interest that arise in connection with the performance of AGA’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any). This information can lead to future amendments to this proxy voting policy and procedure.

So long as there are no material conflicts of interest identified, the PM will vote proxies according to the policy set forth above. PM may also elect to abstain from voting if it deems such abstinence in its clients’ best interests. The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file. AGA will not rely upon any third party advisor to vote or make recommendations regarding the voting of proxies.

4.	Disclosure

The CCO or designated employee will ensure that Part 2 of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

5.	Proxy Solicitation

As a matter of practice, it is AGA’s policy to not reveal or disclose to any client how AGA may have voted (or intends to vote) on a particular proxy until after such proxies have been counted. AGA will never disclose such information to unrelated third parties.

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The CCO is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any employee accept any remuneration in the solicitation of proxies. The CCO shall handle all responses to such solicitations.

6.	Recordkeeping

AGA must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The CCO will be responsible for the following procedures and for ensuring that the required documentation indicated below is retained.

A.	AGA Proxy Voting Record.

B.	Documents prepared or created by AGA that were material to making a decision on how to vote, or that memorialized the basis for the decision.

C.	Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

D.	A list of all clients for which it votes proxies. The list will be maintained and updated by the CCO for new clients and amendments.

E.	Documentation of any conflict of interest identified with proxy voting.

Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: AGA is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

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